(EXHIBIT 3.1)


                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                               CSC HOLDINGS, INC.

          CSC HOLDINGS, INC., a Delaware corporation, hereby certifies as follows:

          FIRST. The Board of Directors of said corporation duly adopted a resolution setting forth and declaring advisable the amendment of (a) Sections VII(A) and VII(H)(ii) of the Certificate of Voting Powers, Designations, Preferences and Relative, Participating, Optional or Other Special Rights and Qualifications, Limitations and Restrictions Thereof of the 11 3/4% Series H Redeemable Exchangeable Preferred Stock of CSC Holdings, Inc. (the "Series H Preferred Stock Certificate of Designations"), (b) Sections VII(A) and VII(H)(ii) of the Certificate of Voting Powers, Designations, Preferences and Relative, Participating, Optional or Other Special Rights and Qualifications, Limitations and Restrictions Thereof of the 8 1/2% Series I Cumulative Convertible Exchangeable Preferred Stock of CSC Holdings, Inc. (the "Series I Preferred Stock Certificate of Designations"), and (c) Sections VII(A) and VII(H)(ii) of the Certificate of Voting Powers, Designations, Preferences and Relative, Participating, Optional or Other Special Rights and Qualifications, Limitations and Restrictions Thereof of the 1 11/8% Series M Redeemable Exchangeable Preferred Stock of CSC Holdings, Inc. (the "Series M Preferred Stock Certificate of Designations") to provide the voting rights described in the text of such amendments as set forth below so that, as amended:

          1. Section VII(A) of the Series H Certificate of Designations shall read in its entirety as follows:

               "(A) Except as otherwise required under Delaware law and except as set forth below in this paragraph (A) or in paragraphs (B) and (C) below, at every meeting of stockholders of the corporation, each Holder of shares of 11 3/4% Series H Redeemable Exchangeable Preferred Stock shall be entitled to cast 1/100 of one (1) vote in person or by proxy for each share of 11 3/4% Series H Redeemable Exchangeable Preferred

          Stock standing in his or her name on the transfer books of the corporation. Except (i) as otherwise required under Delaware law, (ii) pursuant to the Certificate of Incorporation of the corporation, as the same may be amended from time to time, or (iii) pursuant to the provisions of any Certificates of Designations filed with respect to any other series of Additional Preferred Stock, and except as set forth in paragraphs (B) and (C) below, holders of shares of Common Stock, Holders of shares of 11 3/4% Series H Redeemable Exchangeable Preferred Stock and Holders of shares of other series of Additional Preferred Stock shall vote together as a single class on all matters required or permitted to be voted upon by the stockholders of the corporation; provided, however, that, notwithstanding anything in this
          Section VII to the contrary, except as otherwise required under Delaware law and as set forth in paragraphs (B) and (C) below, following any consolidation or merger in which the entity formed by or surviving such consolidation or merger is other than the corporation, the Holders of shares of 11 3/4% Series H Redeemable Exchangeable Preferred Stock shall no longer be entitled or permitted to vote on any matter required or permitted to be voted upon by the stockholders of such resulting or surviving entity."

          2. Section VII(H)(ii) of the Series H Certificate of Designations shall read in its entirety as follows:

               "(ii) Except where the holders of shares of Common Stock, Holders of shares of 11 3/4% Series H Redeemable Exchangeable Preferred Stock and Holders of shares of other series of Additional Preferred Stock shall vote together as a single class, as provided in Section VII(A) above, in any case in which the Holders of shares of the 11 3/4% Series H Redeemable Exchangeable Preferred Stock shall be entitled to vote pursuant to this Section VII or pursuant to Delaware law, each Holder of shares of 11 3/4% Series H Redeemable Exchangeable Preferred Stock shall be entitled to one vote for each share of 11 3/4% Series H Redeemable Exchangeable Preferred Stock held."

          3. Section VII(A) of the Series I Certificate of Designations shall read in its entirety as follows:

               "(A) Except as otherwise required under Delaware law and except as set forth below in this paragraph (A) or in paragraphs (B) and (C) below, at every meeting of stockholders of the corporation, each Holder of shares of Series I Preferred Stock shall be entitled to cast 1/10 of one (1) vote in person or by proxy for each share of Series I Preferred

          Stock standing in his or her name on the transfer books of the corporation. Except (i) as otherwise required under Delaware law, (ii) pursuant to the Certificate of Incorporation of the corporation, as the same may be amended from time to time, or (iii) pursuant to the provisions of any Certificates of Designations filed with respect to any other series of Additional Preferred Stock, and except as set forth in paragraphs (B) and (C) below, holders of shares of Common Stock, Holders of shares of Series I Preferred Stock and Holders of shares of other series of Additional Preferred Stock shall vote together as a single class on all matters required or permitted to be voted upon by the stockholders of the corporation; provided, however, that, notwithstanding anything in this Section VII to the contrary, except as otherwise required under Delaware law and as set forth in paragraphs (B) and (C) below, following any consolidation or merger in which the entity formed by or surviving such consolidation or merger is other than the corporation, the Holders of shares of Series I Preferred Stock shall no longer be entitled or permitted to vote on any matter required or permitted to be voted upon by the stockholders of such resulting or surviving entity."

          4. Section VII(H)(ii) of the Series I Certificate of Designations shall read in its entirety as follows:

               "(ii) Except where the holders of shares of Common Stock, Holders of shares of Series I Preferred Stock and Holders of shares of other series of Additional Preferred Stock shall vote together as a single class, as provided in Section VII(A) above, in any case in which the Holders of shares of the Series I Preferred Stock shall be entitled to vote pursuant to this Section VII or pursuant to Delaware law, each Holder of shares of Series I Preferred Stock shall be entitled to one vote for each share of Series I Preferred Stock held."

          5. Section VII(A) of the Series M Certificate of Designations shall read in its entirety as follows:

               "(A) Except as otherwise required under Delaware law and except as set forth below in this paragraph (A) or in paragraphs (B) and (C) below, at every meeting of stockholders of the corporation, each Holder of shares of 11 1/8% Series M Redeemable Exchangeable Preferred Stock and Series L Preferred Stock shall be entitled to cast one (1) vote in person or by proxy for each share of 11 1/8% Series M Redeemable Exchangeable Preferred Stock or Series L Preferred Stock standing in his or her name on the transfer books of the corporation.

          Except (i) as otherwise required under Delaware law, (ii) pursuant to the Certificate of Incorporation of the corporation, as the same may be amended from time to time, or (iii) pursuant to the provisions of any Certificates of Designations filed with respect to any other series of Additional Preferred Stock, and except as set forth in paragraphs (B) and (C) below, holders of shares of Common Stock, Holders of shares of 11 1/8% Series M Redeemable Exchangeable Preferred Stock and Holders of shares of other series of Additional Preferred Stock shall vote together as a single class on all matters required or permitted to be voted upon by the stockholders of the corporation; provided, however; that, notwithstanding anything in this
          Section VII to the contrary, except as otherwise required under Delaware law and as set forth in paragraphs (B) and (C) below, following any consolidation or merger in which the entity formed by or surviving such consolidation or merger is other than the corporation, the Holders of shares of 11 1/8% Series M Redeemable Exchangeable Preferred Stock and Series L Preferred Stock shall no longer be entitled or permitted to vote on any matter required or permitted to be voted upon by the stockholders of such resulting or surviving entity."

          6. Section VII(H)(ii) of the Series M Certificate of Designations shall read in its entirety as follows:

               "(ii) Except where the holders of shares of Common Stock, Holders of shares of 11 1/8% Series M Redeemable Exchangeable Preferred Stock and Holders of shares of other series of Additional Preferred Stock shall vote together as a single class, as provided in Section VII(A) above, in any case in which the Holders of shares of the 11 1/8% Series M Redeemable Exchangeable Preferred Stock and Series L Preferred Stock shall be entitled to vote pursuant to this Section VII or pursuant to Delaware law, each Holder of shares of 11 1/8% Series M Redeemable Exchangeable Preferred Stock or Series L Preferred Stock, as the case may be, shall be entitled to one vote for each share of 11 1/8% Series M Redeemable Exchangeable Preferred Stock or Series L Preferred Stock held."

          SECOND. In lieu of a vote of stockholders, written consent to the foregoing amendment has been given by the holder of all of the outstanding stock entitled to vote thereon in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware; and such amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

          IN WITNESS WHEREOF, CSC Holdings, Inc. has caused this certificate to be signed by William J. Bell, its Vice Chairman, on the 1st day of April, 1999.

                                             CSC HOLDINGS, INC.

                                             By    /s/ William J. Bell
                                               Name:  William J. Bell
                                               Title: Vice Chairman

Attested by:



   /s/ David Deitch
Name:  David Deitch
Title:  Vice President

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                               CSC HOLDINGS, INC.

          CSC HOLDINGS, INC., a Delaware corporation, hereby certifies as follows:

          FIRST. The Board of Directors of said corporation duly adopted a resolution setting forth and declaring advisable the amendment of Article Fourth of the certificate of incorporation of said corporation to increase the total number of shares which the corporation shall have authority to issue from 10,000,000 shares of Capital Stock to 20,000,000 shares of Capital Stock of the par value of $0.01 per share so that, as amended, said Article shall read as follows:

               "FOURTH. The aggregate number of shares that the corporation shall have authority to issue is 20,000,000: (a) 10,000,000 shares of Common Stock, par value $0.01 per share; (b) 10,000,000 shares of Preferred Stock, par value $.01 per share ("Preferred Stock").

          I. Powers of the Board of Directors.

               Authority is hereby expressly granted to the Board of Directors to authorize the issue of one or more series of additional preferred stock ("Additional Preferred Stock"), and with respect to each series to set forth in a Certificate or Certificate of Designations provisions with respect to the issuance of such series:

                    (a) the maximum number of shares to constitute such series and the distinctive designation thereof;

                    (b) whether the shares of such series shall have voting
               rights, in addition to any voting rights provided by law and, if so, the terms of such voting rights;

                    (c) the dividend rate, if any, on the shares of such series, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any other class or classes or on any other series of capital stock, and whether such dividends shall be cumulative or non-cumulative;

                    (d) whether the shares of such series shall be subject to
               redemption by the corporation and, if made subject to redemption, the times, prices and other terms and conditions of such redemption;

                    (e) the rights of the holders of shares of such series upon the liquidation, dissolution or winding-up of the corporation;

                    (f) whether or not the shares of such series shall be
               subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such series for retirement or to other corporate purposes and the terms and provisions relative to the operation thereof;

                    (g) whether or not the shares of such series shall be
               convertible into, or exchangeable for, shares of stock of any other class or classes, or of any other series of the same class and, if so, convertible or exchangeable, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same;

                    (h) the limitations and restrictions, if any, to be
               effective while any shares of such series are outstanding upon the payment of dividends or making of other distributions on and, upon the purchase, redemption or other acquisition by the corporation of the Class A Common Stock or any other class or classes of stock of the corporation ranking junior to the shares of such series either as to dividends or upon liquidation;

                    (i) the conditions or restrictions, if any, upon the
               creation of indebtedness of the corporation or upon the issue of any additional stock (including additional shares of such series or of any other series or of any other class) ranking on a parity with or prior to the shares of such series as to dividends or distribution of assets on liquidation, dissolution or winding-up; and

                    (j) any other preference and relative, participating,
               optional or other special rights, and qualifications, limitations or restrictions thereof as shall not be inconsistent with this Article FOURTH.

     II. Ranking.

          All shares of any one series of Additional Preferred Stock shall be identical with each other in all respects, except that share of any one series issued at different times may differ as to the dates from which dividends, if any, thereon shall be cumulative; and all series shall rank equally and be identical in all respects, except as permitted by the foregoing provisions of Section I hereof; and all shares of Additional Preferred Stock shall rank senior to the common stock both as to dividends and upon liquidation.

     III. Liquidation Rights.

          In the event of any liquidation, dissolution or winding-up of the corporation, before any payment or distribution of the assets of the corporation (whether capital or surplus) shall be made to or set apart for the holders of any class or classes of stock of the corporation ranking junior to the Additional Preferred Stock upon liquidation, the holders of the shares of the Additional Preferred Stock shall be entitled to receive payment at the rate fixed herein or in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series, plus (if dividends on shares of such series of Additional Preferred Stock shall be cumulative) an amount equal to all dividends (whether or not earned or declared) accumulated to the date of final distribution to such holders; but they shall be entitled to no further payment. If, upon any liquidation, dissolution or winding-up of the corporation, the assets of the corporation, or proceeds thereof, distributable among the holders of the shares of the Additional Preferred Stock shall be insufficient to pay in full the preferential amount aforesaid, then such assets, or the proceeds thereof, shall be distributed among such holders ratably in accordance with the respective amounts which would be payable on such shares if all amounts payable thereon were paid in full. For the purposes of this Section III, the voluntary sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the corporation shall be deemed a voluntary liquidation, dissolution or winding-up of the corporation, but a consolidation or merger of the corporation with one or more other corporations shall not be deemed to be a liquidation, dissolution or winding-up, voluntary or involuntary.

     V. Voting.

          Except as shall be otherwise stated and expressed herein or in the Certificate or Certificates of Designations adopted by the Board of Directors with respect to the issuance of any series of Additional Preferred Stock and except as otherwise required by laws of the State of Delaware, the holders of shares of Additional Preferred Stock shall have, with respect to such shares, no right or power to vote on any question or in any proceeding or to be represented at, or to receive notice of, any meeting of stockholders."

and declaring that, simultaneously with the effectiveness of said amendment of Article Fourth, each of the issued and outstanding shares of Common Stock of the par value of $1.00 per share shall be changed and reclassified into 5,000 shares of Common Stock of the par value of $0.01 per share.

          SECOND. In lieu of a vote of stockholders, written consent to the foregoing amendment has been given by the holder of all of the outstanding stock entitled to vote thereon in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware; and such amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

          IN WITNESS WHEREOF, CSC Holdings, Inc. has caused this certificate to be signed by William J. Bell, its Vice Chairman, on the 1st day of April, 1999.

                                             CSC HOLDINGS, INC.

                                             By    /s/ William J. Bell
                                               Name:  William J. Bell
                                               Title: Vice Chairman

Attested by:



   /s/ David Deitch
Name:  David Deitch
Title:  Vice President

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                               CSC HOLDINGS, INC.


          CSC Holdings, Inc., a Delaware corporation (the "corporation"), hereby certifies as follows:

          FIRST. The Board of Directors of said corporation duly adopted a resolution setting forth and declaring advisable the amendment of Article FOURTH, of the certificate of incorporation of said corporation to add the following at the end of the first sentence:

     "I Powers of the Board of Directors.

          Authority is hereby expressly granted to the Board of Directors to authorize the issue of one or more series of additional preferred stock ("Additional Preferred Stock"), and with respect to each series to set forth in a Certificate or Certificate of Designations provisions with respect to the issuance of such series:

               a. the maximum number of shares to constitute such series and the distinctive designation thereof;

               b. whether the shares of such series shall have voting rights, in addition to any voting rights provided by law and, if so, the terms of such voting rights;

               c. the dividend rate, if any, on the shares of such series, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any either class or classes or on any other series of capital stock, and whether such dividends shall be cumulative or non-cumulative;

               d. whether the shares of such series shall be subject to redemption by the corporation and, if made subject to redemption, the times, prices and other terms and conditions of such redemption;

               e. the rights of the holders of shares of such series upon the liquidation, dissolution or winding-up of the corporation;

               f. whether or not the shares of such series shall be subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such series for retirement or to other corporate purposes and the terms and provisions relative to the operation thereof;

               g. whether or not the shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or classes, or of any other series of the same class and, if so, convertible or exchangeable, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same;

               h. the limitations and restrictions, if any, to be effective while any shares of such series are outstanding upon the payment of dividends or making of other distributions on and, upon the purchase, redemption or other acquisition by the corporation of the Class A Common Stock or any other class or classes of stock of the corporation ranking junior to the shares of such series either as to dividend or upon liquidation;

               i. the conditions or restrictions, if any, upon the creation of indebtedness of the corporation or upon the issue of any additional stock (including additional shares of such series or of any other series or of any other class) ranking on a parity with or prior to the shares of such series as to dividends or distribution of assets on liquidation, dissolution or winding-up; and

               j. any other preference and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof as shall, not be inconsistent with this Article FOURTH.

          II. Ranking.

               All shares of any one series of Additional Preferred Stock shall be identical with each other in all respects, except that share of any one series issued at different times may differ as to the dates from which dividends, if any, thereon shall be cumulative; and all series shall rank equally and be identical in all respects, except as permitted by the foregoing provisions of Section I hereof; and all shares of Additional Preferred Stock shall rank senior to the common stock both as to dividends and upon liquidation.

          III. Liquidation Rights.

               In the event of any liquidation, dissolution or winding-up of the corporation, before any payment or distribution of the assets of the corporation (whether capital or surplus) shall be made to or set apart for the holders of any class or classes of stock of the corporation ranking junior to the Additional Preferred Stock upon liquidation, the holders of the shares of the Additional Preferred Stock shall be entitled to receive payment at the rate fixed herein or in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series, plus (if dividends on shares of such series of Additional Preferred Stock shall be cumulative) an amount equal to all dividends (whether or not earned or declared) accumulated to the date of final distribution to such holders; but they shall be entitled to no further payment. If, upon any liquidation, dissolution or winding-up of the corporation, the assets of the corporation, or proceeds thereof, distributable among the holders of the shares of the Additional Preferred Stock shall be insufficient to pay in full the preferential amount aforesaid, then such assets, or the proceeds thereof, shall be distributed among such holders ratably in accordance with the respective amounts which would be payable on such shares if all amounts payable thereon were paid in full. For the purposes of this Section III, the voluntary sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the corporation shall be deemed a voluntary liquidation, dissolution or winding-up of the corporation, but a consolidation or merger of the corporation with one or more other corporations shall not be deemed to be a liquidation, dissolution or winding--up, voluntary or involuntary.

          IV. Voting.

               Except as shall be otherwise stated and expressed herein or in the Certificate or Certificates of Designations adopted by the Board of Directors with respect to the issuance of any series of Additional Preferred Stock and except as otherwise required by laws of the State of Delaware, the holders of shares of Additional Preferred Stock shall have, in respect to such shares, no right or power to vote on any question or in any proceeding or to be represented at, or to receive notice of, any meeting of stockholders."

               SECOND. In lieu of a vote of stockholders, written consent to the foregoing amendment has been given by the sole stockholder of the Corporation in accordance with the provisions of Section 228 and
          Section 242 of the General Corporate Law of the State of Delaware.

          IN WITNESS WHEREOF, CSC Holdings, Inc. has caused this amendment to its Certificate of Incorporation to be executed this 4th day of March, 1998.

                                              CSC HOLDINGS, INC.


                                              By:/s/ Andrew Rosengard
                                                 Name:  Andrew Rosengard
                                                 Title: Executive Vice
                                                         President, Financial
                                                          Planning & Controller


Attest:


By:/s/ Robert S. Lemle
   Name:Robert S. Lemle
   Title: Secretary

                     CERTIFICATE OF AMENDMENT OF CERTIFICATE

                               OF INCORPORATION OF

                         CABLEVISION SYSTEMS CORPORATION


     It is hereby certified that:

     1. The name of the corporation (hereinafter called the "corporation") is Cablevision Systems Corporation.

     2. The certificate of incorporation of the corporation is hereby amended by striking out Article FOURTH, Section A. II thereof and by substituting in lieu thereof the following new Section A. II:

     Subject to (a) rights of the holders of Series A Preferred Stock and Series B Preferred Stock, (b) any other provisions of the Certificate of Incorporation of the corporation, as amended from time to time, and (c) the provisions of any Certificates of Designations filed with respect to any series of Additional Preferred Stock, holders of Class A Common Stock and Class B Common Stock shall be entitled to receive equally on a per share basis such dividends and other distributions in cash, stock or property of the corporation as may be declared thereon by the Board of Directors from time to time out of assets or funds of the corporation legally available therefor; provided that the Board of Directors shall declare no dividend, and no dividend shall be paid, with respect to any outstanding share of Class A Common Stock or Class B Common Stock, whether paid in cash or property (including, without limitation, shares of Class A Common Stock paid on or with respect to shares of Class A Common Stock or shares of Class B Common Stock paid on or with respect to shares of Class B Common Stock (collectively, "Stock Dividends")), unless, simultaneously, the same dividend (in the case of Stock Dividends, stock of the class on or with respect to which the dividend is paid in the same percentage, relative to the total number of shares of such class issued and outstanding immediately prior to the payment of such dividend, as the Stock Dividend on or with respect to the other class bears to the number of shares of such class issued and outstanding immediately prior to the payment of such dividend) is paid with respect to each share of Class A Common Stock and Class B Common Stock, except that in the case of any dividend in the form of capital stock of a subsidiary of the corporation, the capital stock of the subsidiary distributed to holders of Class A Common Stock may differ from the capital the capital stock of the subsidiary distributed to holders of Class B Common

     Stock to the extent and only to the extent that the Class A Common Stock and the Class B Common Stock differ as provided herein. Stock Dividends with respect to Class A Common Stock may only be paid with shares of Class A Common Stock and Stock Dividends with respect to Class B Common Stock may only be paid with shares of Class B Common Stock.

     3. The amendment of the certificate of incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     Signed and attested on June 23, 1994.



                                                            /s/ William J. Bell
                                                            William J. Bell
                                                            Vice Chairman


ATTEST:


   /s/ Robert S. Lemle
Robert S. Lemle
Secretary

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                         CABLEVISION SYSTEMS CORPORATION



It is hereby certified that:

     1. The name of the corporation is CABLEVISION SYSTEMS CORPORATION (the "Corporation").

     2. Article FOURTH of the Corporation's Certificate of Incorporation shall be amended in part by deleting the first two paragraphs thereof and inserting in their place the following:

          "FOURTH: The aggregate number of shares which the corporation shall have authority to issue shall be 80,000,000 shares: (a) 50,000,000 shares of Class A Common Stock, par value $.0l per share ("Class A Common Stock"),
     (b) 20,000,000 shares of Class B Common Stock, par value $.01 per share ("Class B Common Stock"), and (c) 10,000,000 shares of Preferred Stock, par value $.0l per share ("Preferred Stock"), 200,000 shares of which shall be designated as Series A Cumulative Convertible Preferred Stock ("Series A Preferred Stock"), and 200,000 shares of which shall be designated as Series B Cumulative Convertible Preferred Stock ("Series B Preferred Stock").

          The following is a statement of (a) the designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of each of the Class A Common Stocks, the Class B Common Stock, the Series A Preferred Stock and the Series B Preferred Stock, and (b) the authority expressly vested in the Board of Directors hereunder with respect to the issuance of additional series of Preferred Stock (the "Additional Preferred Stock") other than the Series A Preferred Stock and the Series B Preferred Stock:"

     3. Article FOURTH shall be further amended by deleting Paragraph A thereof and inserting in its place the following:

          "A. Class A Common Stock and Class B Common Stock.

          I. Priority of Preferred Stock.

          Each of the Class A Common Stock and the Class B Common Stock is subject to all the powers, rights, privileges, preferences and priorities of any series of Preferred Stock as are stated and expressed herein and as shall be stated and expressed in any Certificates of Designations filed with respect to any series of Additional Preferred Stock pursuant to authority expressly granted to and vested in the Board of Directors by the provisions of Paragraph C of this Article FOURTH.

          II. Dividends.

          Subject to (a) the rights of the holders of Series A Preferred Stock and Series B Preferred Stock, (b) any other provisions of the Certificate of incorporation of the corporation, as amended from time to time, and (c) the provisions of any Certificates of Designations filed with respect to any series of Additional Preferred Stock, holders of Class A Common Stock and Class B Common Stock shall be entitled to receive equally on a per share basis such dividends and other distributions in cash, stock or property of the corporation as may be declared thereon by the Board of Directors from time to time out of assets or funds of the corporation legally available therefor; provided that the Board of Directors shall declare no dividend, and no dividend shall be paid, with respect to any outstanding share of Class A Common Stock or Class B Common Stock, whether paid in cash or property (including, without limitation, shares of Class A Common Stock paid on or with respect to shares of Class A Common Stock or shares of Class B Common Stock paid on or with respect to shares of Class B Common Stock (collectively, "Stock Dividends")), unless, simultaneously, the same dividend (in the case of Stock Dividends, stock of the class on or with respect to which the dividend is paid in the same percentage, relative to the total number of shares of such class issued and outstanding immediately prior to the payment of such dividend, as the Stock Dividend on or with respect to the other class bears to the number of shares of such class issued and outstanding immediately prior to the payment of such dividend) is paid with respect to each share of Class A Common Stock and Class B Common Stock. Stock Dividends with respect to Class A Common Stock may only be paid with shares of Class A Common Stock and Stock Dividends with respect to Class B Common Stock may only be paid with shares of Class B Common Stock.

          III. Voting.

          (a) Except as otherwise required (i) by statute, (ii) pursuant to the provisions of the Certificate of Incorporation of the corporation, as amended from time to time, or (iii) pursuant to the provisions of any Certificates of Designations filed with respect to any series of Additional Preferred Stock, the Class A Common Stock and Class B Common Stock shall have the sole right and power to vote on all matters on which a vote of stockholders is to be taken. At every meeting of the stockholders, each holder of Class A Common Stock shall be entitled to cast one (1) vote in person or by proxy for each share of Class A Common Stock standing in his or her name on the transfer books of the corporation and each holder of Class B Common Stock shall be entitled to cast ten (10) votes in person or by proxy for each share of Class B Common Stock standing in his or her name on the transfer books of the corporation. Except in the election of directors of the corporation (voting in respect of which shall be governed by the terms set forth in subsections {b) and
     (c) of this Section  III) and as may be  otherwise  required (i) by statute
     (ii) pursuant to the provisions of the Certificate of Incorporation of the corporation, as the same may be amended from time to time, or (iii) pursuant to the provisions of any Certificates of Designation filed with respect to any series of Additional Preferred Stock, the holders of Class A Common Stock and Class B Common Stock shall vote together as a single class; provided, however, that the affirmative vote or consent of the holders of at least 66 2/3% of the outstanding shares of Class B Common Stock, voting separately as a class, shall be required for (i) the authorization or issuance of any additional shares of Class B Common Stock and (ii) any amendment, alteration or repeal of any of the provisions of the Certificate of Incorporation of the corporation which adversely affects the powers, preferences or rights of the Class B Common Stock.

          (b) With respect to the election of directors, holders of Class A Common Stock shall vote as a separate class and be entitled to elect 25% of the total number of directors (the "Class A Directors") elected by the holders of Class A Common Stock and Class B Common Stock (the "Common Stock Directors") and, if such 25% is not a whole number, then the holders of Class A Common Stock shall be entitled to elect the nearest higher whole number of directors that is at least 25% of the total number of Common Stock Directors, so long as the number of outstanding shares of Class A Common Stock is at least 10% of the total number of outstanding shares of both classes of common stock. Holders of Class B Common Stock, voting as a separate class, shall be entitled to elect the remaining Common Stock Directors. If, on the record date for any stockholder meeting at which directors are to be elected, the number of outstanding shares of Class A Common Stock is less than 10% of the total number of outstanding shares of common stock, however, the holders of the Class A Common Stock and the Class B Common Stock shall vote together as a single class with respect to the election of Common Stock Directors and the holders of Class A Common Stock shall not have the right to elect 25% of the number of such directors, but shall have one (1) vote per share for all Common Stock Directors and the holders of the Class B Common Stock shall have ten (10) votes per share for all Common Stock Directors. If, on the record date for any stockholder meeting at which Common Stock Directors are to be elected, the number of outstanding shares of Class B Common Stock is less than 12 1/2% of the total number of outstanding shares of both classes of common stock, then the holders of Class A Common Stock, voting as a separate class, shall continue to elect a number of Class A Directors equal to 25% of the total number of Common Stock Directors and, in addition, shall vote together with the holders of Class B Common Stock to elect the remaining Common Stock Directors to be elected at such meeting, with the holders of Class A Common Stock entitled to one (1) vote per share for all Common Stock Directors and the holders of Class B Common Stock entitled to ten (10) votes per share for all Common Stock Directors.

          (c) Any vacancy in the office of a Common Stock Director elected by the holders of Class A Common Stock voting as a separate class may be filled by a vote of such holders voting as a separate class and any vacancy in the office of a Common Stock Director elected by the holders of Class B Common Stock voting as a separate class may be filled by a vote of such holders voting as a separate class or, in the absence of a stockholder vote, in the case of a vacancy in the office of a Common Stock Director elected by either class, such vacancy may be filled by the remaining directors. Any director elected by the Board of Directors to fill a vacancy shall serve until the next annual meeting of stockholders and until his or her successor has been elected and has qualified. If the Board of Directors increases the number of directors in accordance with Article FIFTH of the Certificate of Incorporation of the corporation, any vacancy so created may be filled by the Board of Directors; provided that, so long as the holders of Class A Common Stock have the rights provided in subsections (b) and (c) of this Section III in respect of the last preceding annual meeting of stockholders to elect 25% of the total number of Common Stock Directors, the Board of Directors may be so enlarged by the directors only to the extent that at least 25% of the enlarged board consists of Common Stock Directors elected by the holders of Class A Common Stock or of persons appointed to fill vacancies created by the death, resignation or removal of persons elected by the holders of Class A Common Stock.

          (d) Notwithstanding anything in this Section III to the contrary, the holders of Class A Common Stock shall have exclusive voting power on all matters upon which, pursuant to the Certificate of Incorporation of the corporation or applicable laws, the holders of common stock are entitled to vote, at any time when no shares of Class B Common Stock are issued and outstanding.

          (e) Wherever any provision of the Certificate of Incorporation of the corporation sets forth a specific percentage of the shares outstanding and entitled to vote which is required for approval or ratification of any action upon which the vote of the stockholders is required or may be obtained, such provision shall mean such specified percentage of the votes entitled to be cast by holders of shares then outstanding and entitled to vote on such action.

          IV. Conversion Rights.

          (a) Subject to the terms and conditions of this Article FOURTH, each share of Class B Common Stock shall be convertible at any time or from time to time, at the option of the holder thereof, at the office of any transfer agent for Class B Common Stock, and at such other place or places, if any, as the Board of Directors may designate, or, if the Board of Directors shall fail so to designate, at the principal office of the corporation (attention of the Secretary of the corporation), into one (1) fully paid and nonassessable share of Class A Common Stock. Upon conversion, the corporation shall make no payment or adjustment on account of dividends accrued or in arrears on Class B Common Stock surrendered for conversion or on account of any dividends on the Class A Common Stock issuable on such conversion. Before any holder of Class B Common Stock shall be entitled to convert the same into Class A Common Stock, he or she shall surrender the certificate or certificates for such Class B Common Stock at the office of said transfer agent (or other place as provided above), which certificate or certificates, if the corporation shall so request, shall be duly endorsed to the corporation or in blank or accompanied by proper instruments of transfer to the corporation or in blank (such endorsements or instruments of transfer to be in form satisfactory to the corporation), and shall give written notice to the corporation at said office that he or she elects so to convert said Class B Common Stock in accordance with the terms of this Section IV, and shall state in writing therein the name or names in which he or she wishes the certificate or certificates for Class A Common Stock to be registered. Every such notice of election to convert shall constitute a binding contract between the holder of such Class B Common Stock and the corporation, whereby the holder of such Class B Common Stock shall be deemed to subscribe for the amount of Class A Common Stock which he or she shall be entitled to receive upon such conversion, and, in satisfaction of such subscription, to deposit the Class B Common Stock to be converted and to release the corporation from all liability thereunder, and thereby the corporation shall be deemed to agree that the surrender of the certificate or certificates therefor and the extinguishment of liability thereon shall constitute full payment of such subscription for Class A Common Stock to be issued upon such conversion. The corporation will as soon as practicable after such deposit of a certificate or certificates for Class B Common Stock, accompanied by the written notice and the statement above prescribed, issue and deliver at the office of said transfer agent (or other place as provided above) to the person for whose account such Class B Common Stock was so surrendered, or to his nominee or nominees, a certificate or certificates for the number of full shares of Class A Common Stock to which he shall be entitled as aforesaid. Subject to the provisions of subsection (d) of this Section IV, such conversion shall be deemed to have been made as of the date of such surrender of the Class B Common Stock to be converted; and the person or persons entitled to receive the Class A Common Stock issuable upon conversion of such Class B Common Stock shall be treated for all purposes as the record holder or holders of such Class A Common Stock on such date. Upon conversion of shares of Class B Common Stock, the shares of Class B Common Stock so converted will be canceled and retired by the corporation, such shares shall not be reissued and the number of shares of Class B Common Stock which the corporation shall have authority to issue shall be decreased by the number of shares of Class B Common Stock so converted and the Board of Directors shall take such steps as are required to so retire such shares.

          (b) The issuance of certificates for shares of Class A Common Stock upon conversion of shares of Class B Common Stock shall be made without charge for any stamp or other similar tax in respect of such issuance. However, if any such certificate is to be issued in a name other than that of the holder of the share or shares of Class B Common Stock converted, the person or persons requesting the issuance thereof shall pay to the corporation the amount of any tax which may be payable in respect of any transfer involved in such issuance or shall establish to the satisfaction of the corporation that such tax has been paid or that no such tax is due.

          (c) The corporation shall not be required to convert Class B Common Stock, and no surrender of Class B Common Stock shall be effective for that purpose, while the stock transfer books of the corporation are closed for any purpose; but the surrender of Class B Common Stock for conversion during any period while such books are so closed shall be deemed effective for conversion immediately upon the reopening of such books, as if the conversion had been made on the date such Class B Common Stock was surrendered.

          (d) The corporation will at all times reserve and keep available, solely for the purpose of issue upon conversion of the outstanding shares of Class B Common Stock, such number of shares of Class A Common Stock as shall be issuable upon the conversion of all such outstanding shares, provided that nothing contained herein shall be construed to preclude the corporation from satisfying its obligations in respect of the conversion of the outstanding shares of Class B Common Stock by delivery of shares of Class A Common Stock which are held in the treasury of the corporation. The corporation covenants that if any shares of Class A Common Stock, required to be reserved for purposes of conversion hereunder, require registration with or approval of any governmental authority under any federal or state law before such shares of Class A Common Stock may be issued upon conversion, the corporation will use its best efforts to cause such shares to be duly registered or approved, as the case may be. The corporation will endeavor to list the shares of Class A Common Stock required to be delivered upon conversion prior to such delivery upon each national securities exchange, if any, upon which the outstanding Class A Common Stock is listed at the time of such delivery. The corporation covenants that all shares of Class A Common Stock which shall be issued upon conversion of the shares of Class B Common Stock, will, upon issue, be fully paid and nonassessable and not entitled to any preemptive rights.

          V. Liquidation Rights.

          In the event of any dissolution, liquidation or winding up of the affairs of the corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the corporation and after payment in full of the amounts to be paid to holders of Series A Preferred Stock and Series B Preferred Stock as set forth in Section (B)(II) and to holders of Additional Preferred Stock as set forth in any Certificates of Designations filed with respect thereto, the remaining assets and funds of the corporation shall be divided among and paid ratably to the holders of Class A Common Stock and Class B Common Stock (including those persons who shall become holders of Class A Common Stock by reason of the conversion of their shares of Class B Common Stock) as a single class. For the purposes hereof, the voluntary sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all the property or assets of the corporation shall be deemed a voluntary liquidation, dissolution or winding up of the corporation, but a consolidation or merger of the corporation with one or more other corporations shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary.

          VI. Reclassifications, Etc.

          Neither the Class A Common Stock nor the Class B Common Stock may be subdivided, consolidated, reclassified or otherwise changed unless contemporaneously therewith the other class of common stock is subdivided, consolidated, reclassified or otherwise changed in the same proportion and in the same manner.

          VII. Mergers, Consolidations, Etc.

          In any merger, consolidation or business combination of the corporation with or into another corporation, whether or not the corporation is the surviving corporation, the consideration per share to be received by holders of either Class A Common Stock or Class B Common Stock in such merger, consolidation or business combination must be identical to that received by holders of the other class of common stock, except that in any such transaction in which shares of capital stock are distributed, such shares may differ as to voting rights to the extent and only to the extent that the voting rights of the Class A Common Stock and Class B Common Stock differ as provided herein.

          VIII. Rights or Warrants.

          In case the corporation shall issue rights or warrants to purchase shares of capital stock of the corporation, the terms of the rights and warrants, and the number of rights or warrants per share, to be received by holders of either Class A Common Stock or Class B Common Stock must be identical to that received by holders of the other class of common stock, except that the shares of capital stock into which such rights or warrants are exercisable may differ as to voting rights to the extent and only to the extent that the voting rights of the Class A Common Stock and Class B Common Stock differ as provided herein."

     4. Article FOURTH shall be further amended by adding the following as a new
Section VII to Paragraph B thereof:

          "VII. Priority of Additional Preferred Stock.

          Each of the Series A Preferred Stock and the Series B Preferred Stock is subject to all the powers, rights, privileges, preferences and priorities of any series of Additional Preferred Stock as shall be stated and expressed in any Certificates of Designations filed with respect to any series of Additional Preferred Stock pursuant to authority expressly granted to and vested in the Board of Directors by the provisions of Paragraph C of this Article FOURTH."

     5. Article FOURTH shall be further amended by inserting at the end thereof a new Paragraph C, as follows:

          "C. Additional Preferred Stock.

          I. Issuance.

          Additional Preferred Stock may be issued from time to time in one or more series, the shares of each series to have such powers, designations, preferences and relative, participation, optional or other special rights, and qualifications, limitations or restrictions thereof, as are stated and expressed herein or in a Certificate or Certificates of Designations providing for the issuance of such series, adopted by the Board of Directors as hereinafter provided.

          II. Powers of the Board of Directors.

          Authority is hereby expressly granted to the Board of Directors to authorize the issue of one or more series of Additional Preferred Stock, and with respect to each such series to set forth in a Certificate or Certificates of Designations provisions with respect to the issuance of such series:

          (a) The maximum number of shares to constitute such series and the distinctive designation thereof;

          (b) Whether the shares of such series shall have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights;

          (c) The dividend rate, if any, on the shares of such series, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any other class or classes or on any other series of capital stock, and whether such dividends shall be cumulative or non-cumulative;

          (d) Whether the shares of such series shall be subject to redemption by the corporation, and, if made subject to redemption, the times, prices and other terms and conditions of such redemption;

          (e) The rights of the holders of shares of such series upon the liquidation, dissolution or winding up of the corporation;

          (f) Whether or not the shares of such series shall be subject to the operation of a retirement or sinking fund, and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such series for retirement or to other corporate purposes and the terms and provisions relative to the operation thereof;

          (g) Whether or not the shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or classes, or of any other series of the same class, and if so convertible or exchangeable, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same;

          (h) The limitations and restrictions, if any, to be effective while any shares of such series are outstanding upon the payment of dividends or making of other distributions on, and upon the purchase, redemption or other acquisition by the corporation of, the Class A Common Stock, the Class B Common Stock or any other class or classes of stock of the corporation ranking junior to the shares of such series either as to dividends or upon liquidation;

          (i) The conditions or restrictions, if any, upon the creation of indebtedness of the corporation or upon the issue of any additional stock (including additional shares of such series or of any other series or of any other class) ranking on a parity with or prior to the shares of such series as to dividends or distribution of assets on liquidation, dissolution or winding up; and

          (j) Any other preference and relative, participating, optional, or other special rights, and qualifications, limitations or restrictions thereof as shall not be inconsistent with this Article FOURTH.

          III. Ranking.

          All shares of any one series of Additional Preferred Stock shall be identical with each other in all respects, except that shares of any one series issued at different times may differ as to the dates from which dividends, if any, thereon shall be cumulative; and all series shall rank equally and be identical in all respects, except as permitted by the foregoing provisions of Section II hereof; and all shares of Additional Preferred Stock shall rank senior to the common stock both as to dividends and upon liquidation.

          IV. Liquidation Rights.

          In the event of any liquidation, dissolution or winding up of the corporation, before any payment or distribution of the assets of the corporation (whether capital or surplus) shall be made to or set apart for the holders of any class or classes of stock of the corporation ranking junior to the Additional Preferred Stock upon liquidation, the holders of the shares of the Additional Preferred Stock shall be entitled to receive payment at the rate fixed herein or in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series, plus (if dividends on shares of such series of Additional Preferred Stock shall be cumulative) an amount equal to all dividends (whether or not earned or declared) accumulated to the date of final distribution to such holders; but they shall be entitled to no further payment. If, upon any liquidation, dissolution or winding up of the corporation, the assets of the corporation, or proceeds thereof, distributable among the holders of the shares of the Additional Preferred Stock shall be insufficient to pay in full the preferential amount aforesaid, then such assets, or the proceeds thereof, shall be distributed among such holders ratably in accordance with the respective amounts which would be payable on such shares if all amounts payable thereon were paid in full. For the purposes of this Section IV, the voluntary sale, conveyance, exchange or transfer (for cash, shares of stock, securities, or other consideration) of all or substantially all the property or assets of the corporation shall be deemed a voluntary liquidation, dissolution or winding up of the corporation, but a consolidation or merger of the corporation with one or more other corporations shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary.

          V. Voting.

          Except as shall be otherwise stated and expressed herein or in the Certificate or Certificates of Designations adopted by the Board of Directors with respect to the issuance of any series of Additional Preferred Stock and except as otherwise required by the laws of the State of Delaware, the holders of shares of Additional Preferred Stock shall have, with respect to such shares, no right or power to vote on any question or in any proceeding or to be represented at, or to receive notice of, any meeting of stockholders."

     6. Article NINTH of the Corporation's Certificate of Incorporation shall be amended by adding the following as a new last paragraph of Article NINTH:

          "No director of this corporation shall be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except that this paragraph shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to this corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director derived an improper personal benefit."

     7. This amendment to the Certificate of Incorporation of CABLEVISION SYSTEMS CORPORATION was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, this certificate has been signed this 24th day of September, 1987.

                                          CABLEVISION SYSTEMS CORPORATION


                                          By:/s/ William J. Bell
                                             William J. Bell,
                                             Vice Chairman
Attest:

 /s/ Robert S. Lemle
Robert S. Lemle, Secretary

                           CERTIFICATE OF AMENDMENT OF

                         CERTIFICATE OF INCORPORATION OF

                         CABLEVISION SYSTEMS CORPORATION



          It is hereby certified that:

          1. The name of the corporation (hereinafter called the "corporation") is Cablevision Systems Corporation.

          2. The certificate of incorporation of the corporation is hereby amended by striking out Article FOURTH thereof and by substituting in lieu thereof the following new Article FOURTH:

          FOURTH: The aggregate number of shares which the corporation shall have authority to issue shall be 70,400,000 shares: (a) 50,000,000 shares of Class A Common Stock, par value $.01 per share ("Class A Common Stock"),
     (b)  20,000,000  shares of Class B Common  Stock,  par value $.01 per share
     ("Class B Common Stock"), (c) 200,000 shares of Series A Cumulative Convertible Preferred Stock, par value $.01 per share ("Series A Preferred Stock"), and (d) 200,000 shares of Series B Cumulative Convertible Preferred Stock, par value $.01 per share ("Series B Preferred Stock").

          The designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of each class of stock are as follows:

          A. Class A Common Stock and Class B Common Stock.

               I. Dividends.

               Subject to the rights of the holders of Series A Preferred Stock and Series B Preferred Stock, and subject to any other provisions of this Certificate of Incorporation, as amended from time to time, holders of Class A Common Stock and Class B Common Stock shall be entitled to receive equally on a per share basis such dividends and other distributions in cash, stock or property of the corporation as may be declared thereon by the Board of

          Directors from time to time out of assets or funds of the corporation legally available therefor; provided that the Board of Directors shall declare no dividend, and no dividend shall be paid, with respect to any outstanding share of Class A Common Stock or Class B Common Stock, whether paid in cash or property (including, without limitation, shares of Class A Common Stock paid on or with respect to shares of Class A Common Stock or shares of Class B Common Stock paid on or with respect to shares of Class B Common Stock (collectively, "Stock Dividends")), unless, simultaneously, the same dividend (in the case of Stock Dividends, stock of the class on or with respect to which the dividend is paid in the same percentage, relative to the total number of shares of such class issued and outstanding immediately prior to the payment of such dividend, as the Stock Dividend on or with respect to the other class bears to the number of shares of such class issued and outstanding immediately prior to the payment of such dividend) is paid with respect to each share of Class A Common Stock and Class B Common Stock. Stock Dividends with respect to Class A Common Stock may only be paid with shares of Class A Common Stock and Stock Dividends with respect to Class B Common Stock may only be paid with shares of Class B Common Stock.

               II. Voting.

               (a) Except as otherwise required by statute, the Class A Common Stock and Class B Common Stock shall have the sole right and power to vote on all matters on which a vote of stockholders is to be taken. At every meeting of the stockholders, each holder of Class A Common Stock shall be entitled to cast one (1) vote in person or by proxy for each share of Class A Common Stock standing in his or her name on the transfer books of the corporation and each holder of Class B Common Stock shall be entitled to cast ten (10) votes in person or by proxy for each share of Class B Common Stock standing in his or her name on the transfer books of the corporation. Except in the election of directors of the corporation (voting in respect of which shall be governed by the terms set forth in subsections (b) and (c) of this
          Section II) and as may be otherwise required by statute, the holders of Class A Common Stock and Class B Common Stock shall vote together as a single class; provided, however, that the affirmative vote or consent of the holders of at least 66-2/3% of the outstanding shares of Class B Common Stock, voting separately as a class, shall be required for (i) the authorization or issuance of any additional shares of Class B Common Stock and (ii) any amendment, alteration or repeal of any of the provisions of the Certificate of Incorporation of the corporation which adversely affects the powers, preferences or rights of the Class B Common Stock.

               (b) With respect to the election of directors, holders of Class A Common Stock shall vote as a separate class and be entitled to elect 25% of the total number of directors constituting the whole Board (the "Class A Directors") and, if such 25% is not a whole number, then the holders of Class A Common Stock shall be entitled to elect the nearest higher whole number of directors that is at least 25% of the total number of directors, so long as the number of outstanding shares of Class A Common Stock is at least 10% of the total number of outstanding shares of both classes of common stock. Holders of Class B Common Stock, voting as a separate class, shall be entitled to elect the remaining directors. If, on the record date for any stockholder meeting at which directors are to be elected, the number of outstanding shares of Class A Common Stock is less than 10% of the total number of outstanding shares of common stock, however, the holders of the Class A and Class B Common Stock shall vote together as a single class with respect to the election of directors and the holders of Class A Common Stock shall not have the right to elect 25% of the number of the directors, but shall have one
          (1) vote per share for all directors and the holders of the Class B Common Stock shall have ten (10) votes per share for all directors. If, on the record date for any stockholder meeting at which directors are to be elected, the number of outstanding shares of Class B Common Stock is less than 12-1/2% of the total number of outstanding shares of both classes of common stock, then the holders of Class A Common Stock, voting as a separate class, shall continue to elect a number of Class A Directors equal to 25% of the total number of directors constituting the whole board and, in addition, shall vote together with the holders of Class B Common Stock to elect the remaining directors to be elected at such meeting, with the holders of Class A Common Stock entitled to one (1) vote per share for all directors and the holders of Class B Common Stock entitled to ten (10) votes per share for all directors.

               (c) Any vacancy in the office of a director elected by the holders of Class A Common Stock voting as a separate class may be filled by a vote of such holders voting as a separate class and any vacancy in the office of a director elected by the holders of Class B Common Stock voting as a separate class may be filled by a vote of such holders voting as a separate class or, in the absence of a stockholder vote, in the case of a vacancy in the office of a director elected by either class, such vacancy may be filled by the remaining directors. Any director elected by the Board of Directors to fill a vacancy shall serve until the next annual meeting of stockholders and until his or her successor has been elected and has qualified. If the Board of Directors increases the number of directors in accordance with Article Fifth of the Certificate of Incorporation of the corporation, any vacancy so created may be filled by the Board of Directors; provided that, so long as the holders of Class A Common Stock have the rights provided in subsections (b) and (c) of this
          Section II in respect of the last preceding annual meeting of stockholders to elect 25% of the total number of directors constituting the whole board, the Board of Directors may be so enlarged by the directors only to the extent that at least 25% of the enlarged board consists of directors elected by the holders of Class A Common Stock or of persons appointed to fill vacancies created by the death, resignation or removal of persons elected by the holders of Class A Common Stock.

               (d) Notwithstanding anything in this Section II to the contrary, the holders of Class A Common Stock shall have exclusive voting power on all matters upon which, pursuant to the Certificate of Incorporation of the corporation or applicable laws, the holders of common stock are entitled to vote, at any time when no shares of Class B Common Stock are issued and outstanding.

               (e) Wherever any provision of the Certificate of Incorporation of the corporation sets forth a specific percentage of the shares outstanding and entitled to vote which is required for approval or ratification of any action upon which the vote of the stockholders is required or may be obtained, such provision shall mean such specified percentage of the votes entitled to be cast by holders of shares then outstanding and entitled to vote on such action.

               III. Conversion Rights.

               (a) Subject to the terms and conditions of this Section III, each share of Class B Common Stock shall be convertible at any time or from time to time, at the option of the holder thereof, at the office of any transfer agent for Class B Common Stock, and at such other place or places, If any, as the Board of Directors may designate, or, if the Board of Directors shall fail so to designate, at the principal office of the corporation (attention of the Secretary of the corporation), into one (1) fully paid and nonassessable share of Class A Common Stock. Upon conversion, the corporation shall make no payment or adjustment on account of dividends accrued or in arrears on Class B Common Stock surrendered for conversion or on account of any dividends on the Class A Common Stock issuable on such conversion. Before any holder of Class B Common Stock shall be entitled to convert the same into Class A Common Stock, he shall surrender the certificate or certificates for such Class B Common Stock at the office of said transfer agent (or other place as provided above), which certificate or certificates, if the corporation shall so request, shall be duly endorsed to the corporation or in blank or accompanied by proper instruments of transfer to the corporation or in blank (such endorsements or instruments of transfer to be in form satisfactory to the corporation), and shall give written notice to the corporation at said office that he or she elects so to convert said Class B Common Stock in accordance with the terms of this Section III, and shall state in writing therein the name or names in which he or she wishes the certificate or certificates for Class A Common Stock to be registered. Every such notice of election to convert shall constitute a binding contract between the holder of such Class B Common Stock and the corporation, whereby the holder of such Class B Common Stock shall be deemed to subscribe for the amount of Class A Common Stock which he or she shall be entitled to receive upon such conversion, and, in satisfaction of such subscription, to deposit the Class B Common Stock to be converted and to release the corporation from all liability thereunder, and thereby the corporation shall be deemed to agree that the surrender of the certificate or certificates therefor and the extinguishment of liability thereon shall constitute full payment of such subscription for Class A Common Stock to be issued upon such conversion. The corporation will as soon as practicable after such deposit of a certificate or certificates for Class B Common Stock, accompanied by the written notice and the statement above prescribed, issue and deliver at the office of said transfer agent (or other place as provided above) to the person for whose account such Class B Common Stock was so surrendered, or to his nominee or nominees, a certificate or certificates for the number of full shares of Class A Common Stock to which he shall be entitled as aforesaid. Subject to the provisions of subsection (d) of this Section III, such conversion shall be deemed to have been made as of the date of such surrender of the Class B Common Stock to be converted; and the person or persons entitled to receive the Class A Common Stock issuable upon conversion of such Class B Common Stock shall be treated for all purposes as the record holder or holders of such Class A Common Stock on such date. Upon conversion of shares of Class B Common Stock, the shares of Class B Common Stock so converted will be cancelled and retired by the corporation, such shares shall not be reissued and the number of shares of Class B Common Stock which the corporation shall have authority to issue shall be decreased by the number of shares of Class B Common Stock so converted and the Board of Directors shall take such steps as are required to so retire such shares.

               (b) The issuance of certificates for shares of Class A Common Stock upon conversion of shares of Class B Common Stock shall be made without charge for any stamp or other similar tax in respect of such issuance. However, if any such certificate is to be issued in a name other than that of the holder of the share or shares of Class B Common Stock converted, the person or persons requesting the issuance thereof shall pay to the corporation the amount of any tax which may be payable in respect of any transfer involved in such issuance or shall establish to the satisfaction of the corporation that such tax has been paid or that no such tax is due.

               (c) The corporation shall not be required to convert Class B Common Stock, and no surrender of Class B Common Stock shall be effective for that purpose, while the stock transfer books of the corporation are closed for any purpose; but the surrender of Class B Common Stock for conversion during any period while such books are so closed shall be deemed effective for conversion immediately upon the reopening of such books, as if the conversion had been made on the date such Class B Common Stock was surrendered.

               (d) The corporation will at all times reserve and keep available, solely for the purpose of issue upon conversion of the outstanding shares of Class B Common Stock, such number of shares of Class A
          Common Stock as shall be issuable upon the conversion of all such outstanding shares, provided that nothing contained herein shall be construed to preclude the corporation from satisfying its obligations in respect of the conversion of the outstanding shares of Class B Common Stock by delivery of shares of Class A Common Stock which are held in the treasury of the corporation. The corporation covenants that if any shares of Class A Common Stock, required to be reserved for purposes of conversion hereunder, require registration with or approval of any governmental authority under any federal or state law before such shares of Class A Common Stock may be issued upon conversion, the corporation will use its best efforts to cause such shares to be duly registered or approved, as the case may be. The corporation will endeavor to list the shares of Class A Common Stock required to be delivered upon conversion prior to such delivery upon each national securities exchange, if any, upon which the outstanding Class A Common Stock is listed at the time of such delivery. The corporation covenants that all shares of Class A Common Stock which shall be issued upon conversion of the shares of Class B Common Stock, will, upon issue, be fully paid and nonassessable and not entitled to any preemptive rights.

               IV. Liquidation Rights.

               In the event of any dissolution, liquidation or winding up of the affairs of the corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the corporation and after payment in full of the amounts to be paid to holders of Series A Preferred Stock and Series B Preferred Stock as set forth in Section (B)(II), the remaining assets and funds of the corporation shall be divided among and paid ratably to the holders of Class A Common Stock and Class B Common Stock (including those persons who shall become holders of Class A Common Stock by reason of the conversion of their shares of Class B Common Stock) as a single class. For the purposes hereof, the voluntary sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all the property or assets of the corporation shall be deemed a voluntary liquidation, dissolution or winding up of the corporation, but a consolidation or merger of the corporation with one or more other corporations shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary.

               V. Reclassifications, Etc.

               Neither the Class A Common Stock nor the Class B Common Stock may be subdivided, consolidated, reclassified or otherwise changed unless contemporaneously therewith the other class of common stock is subdivided, consolidated, reclassified or otherwise changed in the same proportion and in the same manner.

               VI. Mergers, Consolidations, Etc.

               In any merger, consolidation or business combination of the corporation with or into another corporation, whether or not the corporation is the surviving corporation, the consideration per share to be received by holders of either Class A Common Stock or Class B Common Stock in such merger, consolidation or business combination must be identical to that received by holders of the other class of common stock, except that in any such transaction in which shares of capital stock are distributed, such shares may differ as to voting rights to the extent and only to the extent that the voting rights of the Class A Common Stock and Class B Common Stock differ as provided herein.

               VII. Rights or Warrants.

               In case the corporation shall issue rights or warrants to purchase shares of capital stock of the corporation, the terms of the rights and warrants, and the number of rights or warrants per share, to be received by holders of either Class A Common Stock or Class B Common Stock must be identical to that received by holders of the other class of common stock, except that the shares of capital stock into which such rights or warrants are exercisable may differ as to voting rights to the extent and only to the extent that the voting rights of the Class A Common Stock and Class B Common Stock differ as provided herein.

               B. Series A Preferred Stock and Series B Preferred Stock

               I. Dividends.

               The shares of Series A Preferred Stock and Series B Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors, out of funds legally available for the payment of dividends, cumulative dividends at the annual rate of $12.00 per share, and no more, payable in cash semiannually on the last business day of January and July in each year with respect to the semiannual period ending on the last day of the month in which payment is made in preference to cash dividends on shares of any class of common stock of the corporation ("Common Stock"), such dividends with respect to any share of Series A Preferred Stock and Series B Preferred Stock to accumulate from the date of issue thereof, with the first dividend to be paid on the last business day of the semiannual dividend period during which such share shall have been issued. No cash dividends shall be declared and set apart for payment of Series A Preferred Stock or Series B Preferred Stock in respect of any semiannual dividend period unless there shall likewise be or have been declared and set apart for payment on all shares of Series A Preferred Stock and Series B Preferred Stock at the time outstanding cash dividends ratably in accordance with the sums which would be payable on such shares if all dividends were declared and paid in full. If and so long as any dividends payable on the shares of the Series A Preferred Stock and Series B Preferred Stock in respect of all prior semiannual dividend periods shall not have been paid in full at the applicable rate, the corporation shall not declare or pay any dividends or make any distributions of assets (other than Stock Dividends) on shares of Common Stock.

               II. Liquidation.

               The shares of Series A Preferred Stock and Series B Preferred Stock shall be preferred over the shares of Common Stock as to assets so that in the event of any liquidation, dissolution or winding up of the affairs of the corporation, whether voluntary or involuntary, the holders of the Series A Preferred Stock and Series B Preferred Stock shall be entitled to receive out of the assets of the corporation available for distribution to its stockholders, whether from capital, surplus or earnings, before any distribution is made to holders of shares of Common Stock, an amount equal to $100 per share (the "Liquidation Value") plus an amount equal to all dividends (whether or not earned or declared) accrued and unpaid on the shares of Series A Preferred Stock or Series B Preferred Stock, as the case may be, to the date of final distribution. If, upon any liquidation, dissolution, or winding up of the corporation, the assets of the corporation, or proceeds thereof, distributable among the holders of shares of Series A Preferred Stock and Series B Preferred Stock shall be insufficient to pay in full the preferential amount aforesaid, then such assets, or the proceeds thereof, shall be distributable among such holders ratably in accordance with the respective amounts which would be payable on such shares if all amounts payable thereon were payable in full. For the purposes hereof, the voluntary sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all the property or assets of the corporation shall be deemed a voluntary liquidation, dissolution or winding up of the corporation, but a consolidation or merger of the corporation with one or more other corporations shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary.

               III. Redemption.

               (A) The Board of Directors of the corporation may, but shall not be required to, redeem, at any time and from time to time commencing one year after the date of this Certificate of Amendment, all, or any number less than all, of the outstanding shares of Series A Preferred Stock and Series B Preferred Stock at a price of $100 per share plus, in each case, an amount equal to all dividends (whether or not earned or declared) accrued and unpaid on the shares of Series A Preferred Stock or Series B Preferred Stock, as the case may be, to the date fixed for redemption (the "Redemption Price"); provided, however, that for a period of 30 years following the date of this Certificate of Amendment, such redemption may be effected only if the Market Price (as defined in Section (B)(IV)(F)(xi)) per share of Class A Common Stock on any twenty Trading Days (as defined in Section
          (B)(IV)(F)(xi)) within a period of thirty consecutive Trading Days preceding the date of the notice of redemption is equal to or greater than 150% of 135% of the price to the public of the Class A Common Stock offered pursuant to the prospectus forming a part of the Registration Statement on Form S-1 (File No. 33-1936). Not more than 60 and not less than 30 days previous to the date fixed for redemption, a notice of the time and place thereof shall be given to the holders of record of the shares so to be redeemed in such manner as may be prescribed by the Board of Directors. In the case of the redemption of less than all the outstanding shares of Series A Preferred Stock and Series B Preferred Stock, the shares to be redeemed shall be chosen by lot in such manner as may be prescribed by the Board of Directors. The corporation may deposit the aggregate Redemption Price in trust with a bank or trust company (having capital and surplus of not less than $100,000,000) in the Borough of Manhattan, City of New York, prior to the redemption date. Upon making such deposit, or, if no such deposit is made, then upon such redemption date, holders of the Series A Preferred Stock or Series B Preferred Stock, as the case may be, called for redemption shall cease to be stockholders with respect to such shares and thereafter such shares shall no longer be transferable on the books of the corporation and such holders shall have no interest or claim against the corporation with respect to such shares except the right to receive payment of the Redemption Price upon surrender of their certificates. Any funds deposited and unclaimed at the end of two years from the date fixed for redemption shall be repaid to the corporation upon its request, after which repayment the holders of shares called for redemption shall look only to the corporation for payment of the Redemption Price. The Board of Directors may cause the transfer books of the corporation to be closed as to the shares to be redeemed.

               (B) Following the death of both Charles F. Dolan ("Dolan") and his widow, any holder of Series A Preferred Stock may, at the option of the holder, require the corporation to redeem, in whole or part, the shares of Series A Preferred Stock owned by such holder, at the Redemption Price, by delivering, within one year from the date of the settlement of Dolan's estate or the estate of his widow, as the case may be, a written notice to the Secretary of the corporation setting forth the number of shares of Series A Preferred Stock to be redeemed and the date fixed for redemption. The date fixed for redemption specified by such holder shall be not less than 180 days from the date on which such written notice is delivered to the corporation. Upon such redemption date, such holder shall cease to be a stockholder with respect to such shares of Series A Preferred Stock redeemed and thereafter such shares shall no longer be transferable on the books of the corporation and such holder shall have no interest or claim against the corporation with respect to such shares except the right to receive the Redemption Price. The corporation shall redeem the shares of Series A Preferred Stock offered for redemption pursuant to such written notice on the date fixed for redemption. If on the redemption date, funds are not legally available to the corporation for redemption of the shares of Series A Preferred Stock which have been tendered to the corporation for redemption, the corporation shall redeem on such redemption date, at the Redemption Price, that number of shares of Series A Preferred Stock which it can lawfully redeem and from time to time thereafter as soon as funds are legally available the corporation shall redeem at the Redemption Price the shares of Series A Preferred Stock tendered for redemption until the corporation has redeemed in total the number of shares of Series A Preferred Stock it would otherwise have redeemed on the redemption date. Dividends on shares of Series A Preferred Stock shall continue to accrue until the Redemption Price is paid by the corporation with respect to such shares. To this end, the corporation shall sell, and shall cause its subsidiaries to sell, any and all assets and properties necessary to raise such funds as promptly as practicable consistent with good business practice or liquidate the corporation.

               (C) Upon any redemption of shares of Series A Preferred Stock or Series B Preferred Stock, the shares of Series A Preferred Stock or Series B Preferred Stock so redeemed shall be cancelled and retired by the corporation, such shares shall not be reissued and the number of shares of Series A Preferred Stock or Series B Preferred Stock, as the case may be, which the corporation shall have authority to issue shall be decreased by the number of shares of Series A Preferred Stock or Series B Preferred Stock, as the case may be, so redeemed and the Board of Directors shall take such steps as are required to so retire such shares,

               IV. Conversion.

               (A) Subject to the terms and conditions of this Section (IV), each share of Series A Preferred Stock and Series B Preferred Stock shall be convertible at the Liquidation Value plus an amount equal to all dividends (whether or not earned or declared) accrued or unpaid on the shares of Series A Preferred Stock or Series B Preferred Stock, as the case may be, to the date of conversion (the "Accrued Dividends") at any time or from time to time prior to the third business day prior to the date fixed for redemption of such shares as provided in Section
          (B)(III)(A), at the option of the respective holder thereof, at the office of any transfer agent for Series A Preferred Stock or Series B Preferred Stock, as the case may be, and at such other place or places, if any, as the Board of Directors may designate, or, if the Board of Directors shall fail so to designate, at the principal office of the corporation (attention of the Secretary of the corporation), into (x) in the case of Series A Preferred Stock, that number of fully paid and nonassessable shares of Class B Common Stock determined by dividing $100 plus the Accrued Dividends by 135% of the price to the public of the Class A Common Stock offered pursuant to the prospectus forming a part of the Registration Statement on Form S-l (File No. 33-1936) or (y) in the case of Series B Preferred Stock, that number of fully paid and nonassessable shares of Class A Common Stock determined by dividing $100 plus the Accrued Dividends by 135% of the price to the public of the Class A Common Stock offered pursuant to the prospectus forming a part of the Registration Statement on Form S-1 (File No. 33-1936). The number of shares of Class B Common Stock or Class A Common Stock, as the case may be, issuable at any time, after giving effect to the latest prior adjustment pursuant to the provisions of subsection (F) of this Section (IV), if any, in exchange for each share of Series A Preferred Stock or Series B Preferred Stock, as the case may be, at the Liquidation Value plus the Accrued Dividends, shall hereinafter be called the "Conversion Rate." Upon conversion, the corporation shall make no payment or adjustment on account of dividends accrued or in arrears on Series A Preferred Stock or Series B Preferred Stock, as the case may be, surrendered for conversion or on account of any dividends on the Class B Common Stock or Class A Common Stock, as the case may be, issuable on such conversion. Before any holder of Series A Preferred Stock or Series B Preferred Stock, as the case may be, shall be entitled to convert the same into Class B Common Stock or Class A Common Stock, as the case may be, he or she shall surrender the certificate or certificates for such Series A Preferred Stock or Series B Preferred Stock, as the case may be, at the office of said transfer agent (or other place as provided above), which certificate or certificates, if the corporation shall so request, shall be duly endorsed to the corporation or in blank or accompanied by proper instruments of transfer to the corporation or in blank (such endorsements or instruments of transfer to be in form satisfactory to the corporation), and shall give written notice to the corporation at said office that he or she elects so to convert said Series A Preferred Stock or Series B Preferred Stock, as the case may be, in accordance with the terms of this Section (IV), and shall state in writing therein the name or names in which he or she wishes the certificate or certificates for Class B Common Stock or Class A Common Stock, as the case may be, to be registered. Every such notice of election to convert shall constitute a binding contract between the holder of such Series A Preferred Stock or Series B Preferred Stock, as the case may be, and the corporation, whereby the holder of such Series B Preferred Stock or Series A Preferred Stock, as the case may be, shall be deemed to subscribe for the amount of Class B Common Stock or Class A Common Stock, as the case may be, which he or she shall be entitled to receive upon such conversion, and, in satisfaction of such subscription, to deposit the Series A Preferred Stock or Series B Preferred Stock, as the case may be, to be converted and to release the corporation from all liability thereunder, and thereby the corporation shall be deemed to agree that the surrender of the certificate or certificates therefor and the extinguishment of liability thereon shall constitute full payment of such subscription for Class B Common Stock or Class A Common Stock, as the case may be, to be issued upon such conversion. The corporation will as soon as practicable after such deposit of a certificate or certificates for Series A Preferred Stock or Series B Preferred Stock, as the case may be, accompanied by the written notice and the statement above prescribed, issue and deliver at the office of said transfer agent (or other place as provided above) to the person for whose account such Series A Preferred Stock or Series B Preferred Stock, as the case may be, was so surrendered, or to his nominee or nominees, a certificate or certificates for the number of full shares of Class B Common Stock or Class A Common Stock, as the case may be, to which he shall be entitled as aforesaid, together with the Fractional Payment (as defined in subsection (C) of this Section (IV)), if any. Subject to the provisions of subsection (D) of this Section (IV), such conversion shall be deemed to have been made as of the date of such surrender of the Series A Preferred Stock or Series B Preferred Stock, as the case may be, to be converted; and the person or persons entitled to receive the Class B Common Stock or Class A Common Stock, as the case may be, issuable upon conversion of such Series A Preferred Stock or Series B Preferred Stock, as the case may be, shall be treated for all purposes as the record holder or holders of such Class B Common Stock or Class A Common Stock, as the case may be, on such date.

               (B) The issuance of certificates for shares of Class B Common Stock or Class A Common Stock, as the case may be, upon conversion of shares of Series A Preferred Stock or Series B Preferred Stock, as the case may be, shall be made without charge for any stamp or other similar tax in respect of such issuance. However, if any such certificate is to be issued in a name other than that of the holder of the share or shares of Series A Preferred Stock or Series B Preferred Stock, as the case may be, converted, the person or persons requesting the issuance thereof shall pay to the corporation the amount of any tax which may be payable in respect of any transfer involved in such issuance or shall establish to the satisfaction of the corporation that such tax has been paid or that no such tax is due.

               (C) No fraction of a share of Class B Common Stock or Class A Common Stock, as the case may be, shall be issued in connection with the conversion of shares of Series A Preferred Stock or Series B Preferred Stock, as the case may be, into Class B Common Stock or Class A Common Stock, as the case may be, but in lieu thereof, each holder of Series A Preferred Stock or Series B Preferred Stock, as the case may be, who would otherwise be entitled to a fractional interest of a share of Class B Common Stock or Class A Common Stock, as the case may be, shall, upon surrender of such holder's certificate or certificates representing shares of Series A Preferred Stock or Series B Preferred Stock, as the case may be, receive a cash payment (without interest) (the "Fractional Payment") equal to the product resulting from multiplying (i) the fraction of a share of Class B Common Stock or Class A Common Stock, as the case may be, to which such holder would otherwise have been entitled by (ii) the Market Price (as defined in subsection (F)(xi) of this Section (IV)) per share of Class A Common Stock on the date such Series A Preferred Stock or Series B Preferred Stock, as the case may be, was surrendered.

               (D) The corporation shall not be required to convert Series A Preferred Stock or Series B Preferred Stock, and no surrender of
          Series A Preferred Stock or Series B Preferred Stock shall be effective for that purpose, while the stock transfer books of the corporation are closed for any purpose; but the surrender of Series A Preferred Stock or Series B Preferred Stock, as the case may be, for conversion during any period while such books are so closed shall be deemed effective for conversion immediately upon the reopening of such books, as if the conversion had been made on the date such Series A Preferred Stock or Series B Preferred Stock, as the case may be, was surrendered.

               (E) The corporation will at all times reserve and keep available, solely for the purpose of issue upon conversion of the outstanding shares of Series A Preferred Stock or Series B Preferred Stock, as the case may be, such number of shares of Class B Common Stock and Class A Common Stock as shall be issuable upon the conversion of all such outstanding shares, provided that nothing contained herein shall be construed to preclude the corporation from satisfying its obligations in respect of the conversion of the outstanding shares of Series A Preferred Stock or Series B Preferred Stock, as the case may be, by delivery of shares of Class B Common Stock or Class A Common Stock, as the case may be, which are held in the treasury of the corporation. The corporation covenants that if any shares of Class B Common Stock or Class A Common Stock, as the case may be, required to be reserved for purposes of conversion hereunder, require registration with or approval of any governmental authority under any federal or state law before such shares of Class B Common Stock or Class A Common Stock, as the case may be, may be issued upon conversion, the corporation will use its best efforts to cause such shares to be duly registered or approved, as the case may be. The corporation will endeavor to list the shares of Class B Common Stock or Class A Common Stock, as the case may be, required to be delivered upon conversion prior to such delivery upon each national securities exchange, if any, upon which the outstanding Class B Common Stock or Class A Common Stock, as the case may be, is listed at the time of such delivery. The corporation covenants that all shares of Class B Common Stock and Class A Common Stock which shall be issued upon conversion of the shares of Series A Preferred Stock or Series B Preferred Stock, as the case may be, will, upon issue, be fully paid and nonassessable and not entitled to any preemptive rights.

               (F) The Conversion Rate shall be subject to the following adjustments:

               (i) In case the corporation shall at any time after the date of original issuance of the Series A Preferred Stock or Series B Preferred Stock, as the case may be, (1) pay a dividend on the Class B Common Stock or Class A Common Stock, as the case may be, payable in shares of its capital stock (whether in shares of Class B Common Stock, Class A Common Stock or capital stock of any other class), (2) subdivide the outstanding shares of Class B Common Stock or Class A Common Stock, as the case may be, into a greater number of shares, (3) combine the outstanding shares of Class B Common Stock or Class A Common Stock, as the case may be, into a smaller number of shares or
          (4) issue any shares of its capital stock in a reclassification of the Class B Common Stock or Class A Common Stock, as the case may be (including any such reclassification in connection with a consolidation or merger in which the corporation is the continuing corporation), the Conversion Rate at the record date for such dividend or the effective date of such subdivision, combination or reclassification, and/or the number or kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that if a holder of Series A Preferred Stock or Series B Preferred Stock, as the case may be, converts his or her shares of Series A Preferred Stock or Series B Preferred Stock, as the case may be, after such time, such holder of Series A Preferred Stock or Series B Preferred Stock, as the case may be, shall be entitled to receive the aggregate number and kind of shares of capital stock which, if the Series A Preferred Stock or Series B Preferred Stock, as the case may be, had been converted immediately prior to such date, such holder of Series A Preferred Stock or Series B Preferred Stock, as the case may be, would have owned upon such conversion and have been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above in this paragraph (i) of subsection (F) shall occur. In the event that, as a result of an adjustment made pursuant to this paragraph
          (i), when shares of Series A Preferred Stock or Series B Preferred Stock, as the case may be, are converted, the holder thereof shall become entitled to receive any shares of capital stock of the corporation other than shares of Class B Common Stock or Class A Common Stock, as the case may be, thereafter the number of such other shares so receivable upon conversion of such shares of Series A Preferred Stock or Series B Preferred Stock, as the case may be, shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Class B

          Common Stock or Class A Common Stock, as the case may be, contained in subsection (F) hereof.

               (ii) In case the corporation shall issue rights or warrants to all holders of its Class B Common Stock or Class A Common Stock, as the case may be, entitling them to subscribe for or purchase shares of Class B Common Stock or Class A Common Stock, as the case may be, at a price per share less than the current Market Price (as defined in paragraph (xi) below) per share of Class A Common Stock on the date on which a record is to be taken for the purpose of such rights or warrants, or if a record is not to be taken, the date as of which the holders of Class B Common Stock or Class A Common Stock, as the case may be, of record to be entitled to such rights or warrants are to be determined, the Conversion Rate at such date shall be adjusted so that if a holder of Series A Preferred Stock or Series B Preferred Stock, as the case may be, converts his or her shares of Series A Preferred Stock or Series B Preferred Stock, as the case may be, after such time, the number of shares of Class B Common Stock or Class A Common Stock, as the case may be, into which such shares of Series A Preferred Stock or Series B Preferred Stock, as the case may be, shall thereafter be convertible shall be determined by multiplying the Conversion Rate in effect immediately prior to such issuance by a fraction, the numerator of which shall be the number of shares of Class B Common Stock or Class A Common Stock, as the case may be, outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Class B Common Stock or Class A Common Stock, as the case may be, offered for subscription or purchase and the denominator of which shall be the number of shares of Class B Common Stock or Class A Common Stock, as the case may be, outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Class B Common Stock or Class A Common Stock, as the case may be, offered for subscription or purchase which the aggregate offering price of the number of shares of Class B Common Stock or Class A Common Stock, as the case may be, so offered would purchase at such current Market Price per share of Class A Common Stock. Such adjustment shall be made whenever such rights or warrants are issued and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights or warrants. On the expiration of such rights or warrants, the number of shares of Class B Common Stock or Class A Common Stock, as the case may be, into which such shares of Series A Preferred Stock or Series A Preferred Stock, as the case may be, shall be convertible shall forthwith be readjusted to such number as would have obtained had the adjustment made upon the issuance of such rights or warrants been made only upon the basis of the number of shares of Class B Common Stock or Class A Common Stock, as the case may be, actually issued upon the exercise of such rights or warrants.

               (iii) In case the corporation shall fix a record date for the making of a distribution to all holders of its Class B Common Stock or Class A Common Stock, as the case may be (including any such distribution made in connection with a consolidation or merger in which the corporation is the continuing corporation), of evidences of its indebtedness, assets (excluding dividends paid in, or distributions of, cash) or subscription rights or warrants (excluding those referred to in subsection (ii) above), the number of shares of Class B Common Stock or Class A Common Stock, as the case may be, into which each share of Series A Preferred Stock or Series B Preferred Stock, as the case may be, shall be convertible after such record date shall be determined by multiplying the number of shares of Class B Common Stock or Class A Common Stock, as the case may be, into which such share of Series A Preferred Stock or Series B Preferred Stock, as the case may be, was convertible immediately prior to such record date by a fraction of which the numerator shall be the current Market Price (as defined in paragraph (xi) below) per share of Class A Common Stock on such record date and of which the denominator shall be such current Market Price per share of Class A Common Stock, less the fair market value (as determined by the Board of Directors, whose determination shall be conclusive) of the portion of the evidences of indebtedness, assets or subscription rights or warrants so distributed applicable to one share of Class B Common Stock or Class A Common Stock, as the case may be. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Conversion Rate shall again be adjusted to be the Conversion Rate which would then be in effect if such record date had not been fixed.

               (iv) In case the corporation  shall at any time after the date of original issuance of the Series A Preferred Stock or Series B Preferred Stock, as the case may be, effect a capital reorganization, reclassification, consolidation, merger or any sale of all or substantially all of the corporation's assets to another person (collectively, any "Organization Change") in such a way that holders of Class B Common Stock or Class A Common Stock, as the case may be, are entitled to receive (either directly or upon subsequent liquidation) stock, securities, property, assets or cash with respect to or in exchange for Class B Common Stock or Class A Common Stock, as the case may be, then, as a condition to such Organization Change, lawful and adequate provision shall be made so that if a holder of Series A Preferred Stock or Series B Preferred Stock, as the case may be, converts his or her shares of Series A Preferred Stock or Series B Preferred Stock, as the case may be, after such Organization Change, such holder of Series A Preferred Stock or Series B Preferred Stock, as the case may be, shall be entitled to receive such shares of stock, securities, property, assets or cash which, if the Series A Preferred Stock or Series B Preferred Stock, as the case may be, had been fully converted immediately prior to such Organization Change, such holder of Series A Preferred Stock or Series B Preferred Stock, as the case may be, would have owned upon such conversion and have been entitled to receive by virtue of such Organization Change. In any such case, appropriate provision shall be made with respect to such holder's rights and interests to the end that the provisions of this subsection
          (F) will thereafter be applicable in relation to any shares of stock, securities, property, assets or cash thereafter receivable upon the conversion of shares of Series A Preferred Stock or Series B Preferred Stock, as the case may be. The corporation shall not effect any such consolidation, merger or sale unless prior to the consummation thereof, the successor corporation (if other than the corporation) resulting from such consolidation or merger or the corporation purchasing such assets assumes by written instrument the obligation to deliver to each holder of Series A Preferred Stock or Series B Preferred Stock, as the case may be, such shares of stock, securities, property, assets or cash as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

               (v) In case any event shall occur as to which the provisions of this subsection (F) are not strictly applicable but the failure to make any adjustment would not fairly protect the rights of the holders of the Series A Preferred Stock or Series B Preferred Stock, as the case may be, in accordance with the essential intent and principles thereof or the adjustment provisions contained in Section 2 of the Option Certificate for 840,000 Shares to purchase Class A Common Stock of the corporation (the "Option") heretofore issued pursuant to the corporation's 1986 Non-Qualified Stock Option Plan (the "Plan") to Francis F. Randolph, Jr., without giving effect to Sections 2.10 and
          2.12 or to any amendment to the Plan or the Option effected subsequent to the date of this certificate of Amendment, then, in each case, the corporation shall appoint a firm of independent certified public accountants of recognized national standing, which shall give their opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in this subsection (F) or such adjustment provisions referred to above, necessary to preserve, without dilution, the rights of the holders of the Series A Preferred Stock or Series B Preferred Stock, as the case may be. Upon receipt of such opinion, the corporation shall make the adjustments described therein.

               (vi) In any case in which this subsection (F) shall require that an adjustment as a result of any event becomes effective after a record date for such event, the corporation may elect to defer until after the occurrence of such event (i) issuing to the holder of any shares of Series A Preferred Stock or Series B Preferred Stock, as the case may be, converted after such record date and before the occurrence of such event the additional shares of Class B Common Stock or Class A Common Stock, as the case may be, issuable upon such conversion over and above the shares of Class B Common Stock or Class A Common Stock, as the case may be, issuable upon such conversion on the basis of the Conversion Rate prior to adjustment and (ii) paying to such holder the Fractional Payment; and, in lieu of the shares the issuance of which is so deferred, the corporation shall issue or cause its transfer agent to issue due bills or other appropriate evidence of the right to receive such shares.

               (vii) Anything herein to the contrary notwithstanding, no adjustment in the Conversion Rate shall be required unless such adjustment, either by itself or with other adjustments not previously made, would require a change of at least one-tenth of one percent in such rate; provided, however, that any adjustment which by reason of this paragraph (vii) of subsection (F) is not required to be made shall be carried forward and taken into account in any subsequent adjustment.

               (viii) All calculations under this subsection (F) shall be made to the nearest one--tenth (1/10) of a share.

               (ix) Whenever the Conversion Rate shall be adjusted pursuant to this subsection (F), the corporation shall forthwith obtain, and cause to be delivered to each holder of Series A Preferred Stock and Series B Preferred Stock, a certificate signed by the principal financial or accounting officer of the corporation setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated and specifying the new Conversion Rate. In the case referred to in paragraph (iv) of this subsection (F), such a certificate shall be issued describing the amount and kind of stock, securities, property, assets or cash which shall be receivable upon conversion of the Series A Preferred Stock or Series B Preferred Stock, as the case may be, after giving effect to the provisions of such paragraph (iv).

               (x) The corporation shall send written notice to each holder of Series A Preferred Stock and Series B Preferred Stock at least five
          (5) business days prior to the date on which the corporation closes its books or sets a record date (A) with respect to any dividend or distribution upon the Class B Common Stock or Class A Common Stock, as the case may be, (B) with respect to any pro rata subscription offer to holders of Class B Common Stock or Class A Common Stock, as the case may be, or (C) for determining rights to vote with respect to any Organization Change, dissolution or liquidation. The corporation shall also give at least five (5) business days' prior written notice to each holder of Series A Preferred Stock and Series B Preferred Stock of the date on which any Organization Change, dissolution or liquidation will take place.

               (xi) For purposes of paragraphs (ii) and (iii) of this subsection
          (F):

                    (a) "Market Price" of a share of Class A Common Stock for any Trading Day shall mean (x) the last reported sale price for the Class A Common Stock on such Trading Day as published by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") (or, if such price is not so published by NASDAQ, the average of the closing bid and asked prices for the Class A Common Stock on such Trading Day, as furnished by any New York Stock Exchange member firm selected from time to time by the corporation for such purpose), or (y) if the Class A Common Stock is then listed or admitted to trading on a national securities exchange, the closing price for the Class A Common Stock on such Trading Day as reported in the consolidated transaction reporting system for securities listed or traded on such exchange.

                    (b) "Trading  Day" shall mean any day on which trading takes place (x) in the over-the-counter market and prices reflecting such trading are published by NASDAQ or (y) if the Class A Common Stock is then listed or admitted to trading on a national securities exchange, on the principal national securities exchange on which the Class A Common Stock is then listed or admitted to trading.

               (G) Upon any conversion of Series A Preferred Stock or Series B Preferred Stock, as the case may be, the shares of Series A Preferred Stock or Series B Preferred Stock, as the case may be, so converted shall be cancelled and retired by the corporation, such shares shall not be reissued and the number of shares of Series A Preferred Stock or Series B Preferred Stock, as the case may be, which the corporation shall have authority to issue shall be decreased by the number of shares of Series A Preferred Stock or Series B Preferred Stock, as the case may be, so converted and the Board of Directors shall take such steps as are required to so retire such shares.

               (H) In the event a holder of shares of Series A Preferred Stock sells, assigns, transfers or otherwise disposes of such shares to any person, or any person acting on behalf of any person, who is other than Dolan, Cablevision Systems Company, an Illinois general partnership ("CSCO"), the partners of CSCO as of December 31, 1985, the beneficiaries of such partners or any trust created subsequent to December 31, 1985 the sole beneficiaries of which are beneficiaries of such partners, then such sale, assignment, transfer, pledge or other disposition shall be deemed (i) an election by the holder thereof to first convert such shares of Series A Preferred Stock into shares of Series B Preferred Stock on a share-for-share basis and (ii) a sale, assignment, transfer or other disposition of such shares of Series B Preferred Stock. Such conversion shall be deemed effective as of the time of such sale, assignment, transfer or other disposition, and upon presentation to the corporation's transfer agent of the certificate or certificates representing such shares of Series A Preferred Stock, a certificate or certificates representing an equal number of shares of Series B Preferred Stock shall be issued in the name of the transferee. For purposes of this subsection (H), a pledge of shares of Series A Preferred Stock shall not be deemed a sale, assignment, transfer or other disposition of such shares until the beneficial ownership of such shares is transferred to the pledgee.

          V. Voting

          The holders of shares of Series A Preferred Stock and Series B Preferred Stock shall have no voting rights whatsoever, except as to which they may be entitled under the laws of the State of Delaware.

          VI. Consent

          No consent of holders of the Series A Preferred Stock or Series B Preferred Stock shall be required for (A) the creation of any indebtedness of any kind of the corporation, (B) the creation of any class of stock of the corporation subordinate as to dividends and upon liquidation to the Series A Preferred Stock and Series B Preferred Stock or (C) any increase or decrease in the amount of authorized Common Stock or any increase, decrease or change in the par value thereof.

          3. The amendment of the certificate of incorporation herein certified has been duly adopted in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

Signed and attested on January 8, 1986.



                                                 /s/ Francis F. Randolph
                                                       Francis F. Randolph, Jr.
                                                         Vice Chairman


ATTEST:

  /s/ Robert S. Lemle
Robert S. Lemle, Secretary


[CORPORATE SEAL]

STATE OF NEW YORK  )
                :  SS.:
COUNTY OF NEW YORK )


          BE IT REMEMBERED that on this 8th day of January, A.D. 1986, personally came before me Thomas A. Scott, a Notary Public in and for the County and State aforesaid, FRANCIS F. RANDOLPH, JR., Vice Chairman of Cablevision Systems Corporation, a corporation of the State of Delaware, and one of the persons who signed the foregoing certificate, and he, the said FRANCIS F. RANDOLPH, JR., as such Vice Chairman, duly executed the certificate before me and acknowledged the said certificate to be his act and deed; that the signatures of the Vice Chairman and of the Secretary of said corporation to said foregoing certificate are in the handwriting of said FRANCIS F. RANDOLPH, JR., Vice Chairman, and ROBERT S. LEMLE, Secretary, of said corporation, respectively, and that the seal affixed to said certificate is the common or corporate seal of said corporation.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.



                                         /s/ Thomas A. Scott
                                         -------------------



[NOTARIAL SEAL]

                          CERTIFICATE OF INCORPORATION

                                       OF

                         CABLEVISION SYSTEMS CORPORATION



     The undersigned, a natural person, for the purpose of organizing a corporation for conducting the business and promoting the purposes hereinafter stated, under the provisions and subject to the requirements of the laws of the State of Delaware (particularly Chapter 1, Title 8 of the Delaware Code and the acts amendatory thereof and supplemental thereto, and known, identified and referred to as the "General Corporation Law of the State of Delaware") hereby certifies that:

     FIRST: The name of this corporation (hereinafter called the "corporation") is Cablevision Systems Corporation.

     SECOND: The name and address, including street, number, city and county, of the registered office of the corporation in the State of Delaware is The Corporation Trust Company, The Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle.

     THIRD: The nature of the business and of the purposes to be conducted and promoted by the corporation are to conduct any lawful business, to promote any lawful purpose, and to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

     FOURTH: The aggregate number of shares which the corporation shall have authority to issue shall be 65,200,000 shares: (a) 50,000,000 shares of Class A Common Stock, par value $.01 per share ("Class A Common Stock"), (b) 15,000,000 shares of Class B Common Stock, par value $.01 per share ("Class B Common Stock"), and (c) 200,000 shares of Preferred Stock, par value $.01 per share ("Preferred Stock").

     The designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of each class of stock, and the express grant of authority to the Board of Directors to fix by resolution the designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, in respect of each share of Preferred Stock which are not fixed by this Certificate of Incorporation, are as follows:

     A. Class A Common Stock and Class B Common Stock.

          I. Dividends.

          Subject to the rights of the holders of Preferred Stock, and subject to any other provisions of this Certificate of Incorporation, as amended from time to time, holders of Class A Common Stock and Class B Common Stock shall be entitled to receive equally on a per share basis such dividends and to receive equally on a per share basis such dividends and other distributions in cash, stock or property of the corporation as may be declared thereon by the Board of Directors from time to time out of assets or funds of the corporation legally available therefor; provided that the Board of Directors shall declare no dividend, and no dividend shall be paid, with respect to any outstanding share of Class A Common Stock or Class B Common Stock, whether paid in cash or property (including, without limitation, shares of Class A Common Stock paid on or with respect to shares of Class A Common Stock or shares of Class B Common Stock paid on or with respect to shares of Class B Common Stock (collectively, "Stock Dividends")), unless, simultaneously, the same dividend (in the case of Stock Dividends, stock of the class on or with respect to which the dividend is paid in the same percentage, relative to the total number of shares of such class issued and outstanding immediately prior to the payment of such dividend, as the Stock Dividend on or with respect to the other class bears to the number of shares of such class issued and outstanding immediately prior to the payment of such dividend) is paid with respect to each share of Class A Common Stock and Class B Common Stock.

          II. Voting.

     (a) Except as otherwise required by statute or specifically provided by the resolutions providing for the issue of Preferred Stock, the Class A Common Stock and Class B Common Stock shall have the sole right and power to vote on all matters on which a vote of stockholders is to be taken. At every meeting of the stockholders, each holder of Class A Common Stock shall be entitled to cast one
(1) vote in person or by proxy for each share of Class A Common Stock standing in his or her name on the transfer books of the corporation and each holder of Class B Common Stock shall be entitled to cast ten (10) votes in person or by proxy for each share of Class B Common Stock standing in his or her name on the transfer books of the corporation. Except in the election of directors of the corporation (voting in respect of which shall be governed by the terms set forth in subsections (b) and (c) of this Section II) and as may be otherwise required by statute, the holders of Class A Common Stock and Class B Common Stock shall vote together as a single class, subject to any votes which may be granted to holders of Preferred Stock; provided, however, that the affirmative vote or consent of the holders of at least 66 2/3% of the outstanding shares of Class B Common Stock, voting separately as a class, shall be required for (i) the authorization or issuance of any additional shares of Class B Common Stock and
(ii) any amendment, alteration or repeal of any of the provisions of this Certificate of Incorporation which adversely affects the powers, privileges or rights of the Class B Common Stock.

          (b) With respect to the election of directors, holders of Class A Common Stock shall vote as a separate class and be entitled to elect 25% of the total number of directors constituting the whole Board (the "Class A Directors") and, if such 25% is not a whole number, then the holders of Class A Common Stock shall be entitled to elect the nearest higher whole number of directors that is at least 25% of the total number of directors, so long as the number of outstanding shares of Class A Common Stock is at least 10% of the total number of outstanding shares of both classes of common stock. Holders of Class B Common Stock, voting as a separate class, shall be entitled to elect the remaining directors. If, on the record date for any stockholder meeting at which directors are to be elected, the number of outstanding shares of Class A Common Stock is less than 10% of the total number of outstanding shares of common stock, however, the holders of the Class A and Class B Common Stock shall vote together as a single class with respect to the election of directors and the holders of Class A Common Stock shall not have the right to elect 25% of the number of the directors, but shall have one (1) vote per share for all directors and the holders of the Class B Common Stock shall have ten (10) votes per share for all directors. If, on the record date for any stockholder meeting at which directors are to be elected, the number of outstanding shares of Class B Common Stock is less than 12 1/2% of the total number of outstanding shares of both classes of common stock, then the holders of Class A Common Stock, voting as a separate class, shall continue to elect a number of Class A Directors equal to 25% of the total number of directors constituting the whole board and, in addition, shall vote together with the holders of Class B Common Stock to elect the remaining directors to be elected at such meeting, with the holders of Class A Common Stock entitled to one (1) vote per share for all directors and the holders of Class B Common Stock entitled to ten (10) votes per share for all directors.

          (c) Any vacancy in the office of a director elected by the holders of Class A Common Stock voting as a separate class may be filled by a vote of such holders voting as a separate class and any vacancy in the office of a director elected by the holders of Class B Common Stock voting as a separate class may be filled by a vote of such holders voting as a separate class or, in the absence of a stockholder vote, in the case of a vacancy in the office of a director elected by either class, such vacancy may be filled by the remaining directors. Any director elected by the Board of Directors to fill a vacancy shall serve until the next annual meeting of stockholders and until his or her successor has been elected and has qualified. If the Board of Directors increases the number of directors in accordance with Article Fifth of this Certificate of Incorporation, any vacancy so created may be filled by the Board of Directors, provided that, so long as the holders of Class A Common Stock have the rights provided in subsections (b) and (c) of this Section II in respect of the last preceding annual meeting of stockholders to elect 25% of the total number of directors constituting the whole board, the Board of Directors may be so enlarged by the directors only to the extent that at least 25% of the enlarged board consists of directors elected by the holders of Class A Common Stock or of persons appointed to fill vacancies created by the death, resignation or removal of persons elected by the holders of Class A Common Stock.

          (d) Notwithstanding anything in this Section II to the contrary, subject to the voting rights of the holders of Preferred Stock which may be outstanding, the holders of Class A Common Stock shall have exclusive voting power on all matters upon which, pursuant to this Certificate of Incorporation or applicable laws, the holders of common stock are entitled to vote, at any time when no shares of Class B Common Stock are issued and outstanding.

          (e) Wherever any provision of this Certificate of Incorporation sets forth a specific percentage of the shares outstanding and entitled to vote which is required for approval or ratification of any action upon which the vote of the stockholders is required or may be obtained, such provision shall mean such specified percentage of the votes entitled to be cast by holders of shares then outstanding and entitled to vote on such action.

          III. Conversion Rights.

          (a) Subject to the terms and conditions of this Section III, each share of Class B Common Stock shall be convertible at any time or from time to time, at the option of the holder thereof, at the office of any transfer agent for Class B Common Stock, and at such other place or places, if any, as the Board of Directors may designate, or, if the Board of Directors shall fail so to designate, at the principal office of the corporation (attention of the Secretary of the corporation), into one (1) fully paid and nonassessable share of Class A Common Stock. Upon conversion, the corporation shall make no payment or adjustment on account of dividends accrued or in arrears on Class B Common Stock surrendered for conversion or on account of any dividends on the Class A Common Stock issuable on such conversion. Before any holder of Class B Common Stock shall be entitled to convert the same into Class A Common Stock, he shall surrender the certificate or certificates for such Class B Common Stock at the office of said transfer agent (or other place as provided above), which certificate or certificates, if the corporation shall so request, shall be duly endorsed to the corporation or in blank or accompanied by proper instruments of transfer to the corporation or in blank (such endorsements or instruments of transfer to be in form satisfactory to the corporation), and shall give written notice to the corporation at said office that he or she elects so to convert said Class B Common Stock in accordance with the terms of this Section III, and shall state in writing therein the name or names in which he or she wishes the certificate or certificates for Class A Common Stock to be registered. Every such notice of election to convert shall constitute a binding contract between the holder of such Class B Common Stock and the corporation, whereby the holder of such Class B Common Stock shall be deemed to subscribe for the amount of Class A Common Stock which he or she shall be entitled to receive upon such conversion, and, in satisfaction of such subscription, to deposit the Class B Common Stock to be converted and to release the corporation from all liability thereunder, and thereby the corporation shall be deemed to agree that the surrender of the certificate or certificates therefor and the extinguishment of liability thereon shall constitute full payment of such subscription for Class A Common Stock to be issued upon such conversion. The corporation will as soon as practicable after such deposit of a certificate or certificates for Class B Common Stock, accompanied by the written notice and the statement above prescribed, issue and deliver at the office of said transfer agent (or other place as provided above) to the person for whose account such Class B Common Stock was so surrendered, or to his nominee or nominees, a certificate or certificates for the number of full shares of Class A Common Stock to which he shall be entitled as aforesaid. Subject to the provisions of subsection (d) of this Section III, such conversion shall be deemed to have been made as of the date of such surrender of the Class B Common Stock to be converted; and the person or persons entitled to receive the Class A Common Stock issuable upon conversion of such Class B Common Stock shall be treated for all purposes as the record holder or holders of such Class A Common Stock on such date. Upon conversion of shares of Class B Common Stock, the shares of Class B Common Stock so converted will be cancelled and retired by the corporation.

          (b) The issuance of certificates for the shares of Class A Common Stock upon conversion of shares of Class B Common Stock shall be made without charge for any stamp or other similar tax in respect of such issuance. However, if any such certificate is to be issued in a name other than that of the holder of the share or shares of Class B Common Stock converted, the person or persons requesting the issuance thereof shall pay to the corporation the amount of any tax which may be payable in respect of any transfer involved in such issuance or shall establish to the satisfaction of the corporation that such tax has been paid or that no such tax is due.

          (c) The corporation shall not be required to convert Class B Common Stock, and no surrender of Class B Common Stock shall be effective for that purpose, while the stock transfer books of the corporation are closed for any purpose; but the surrender of Class B Common Stock for conversion during any period while such books are so closed shall be deemed effective for conversion immediately upon the reopening of such books, as if the conversion had been made on the date such Class B Common Stock was surrendered.

          (d) The corporation will at all times reserve and keep available, solely for the purpose of issue upon conversion of the outstanding shares of Class B Common Stock, such number of shares of Class A Common Stock as shall be issuable upon the conversion of all such outstanding shares, provided that nothing contained herein shall be construed to preclude the corporation from satisfying its obligations in respect of the conversion of the outstanding shares of Class B Common Stock by delivery of shares of Class A Common Stock which are held in the treasury of the corporation. The corporation covenants that if any shares of Class A Common Stock, required to be reserved for purposes of conversion hereunder, require registration with or approval of any governmental authority under any federal or state law before such shares of Class A Common Stock may be issued upon conversion, the corporation will use its best efforts to cause such shares to be duly registered or approved, as the case may be. The corporation will endeavor to list the shares of Class A Common Stock required to be delivered upon conversion prior to such delivery upon each national securities exchange, if any, upon which the outstanding Class A Common Stock is listed at the time of such delivery. The corporation covenants that all shares of Class A Common Stock which shall be issued upon conversion of the shares of Class B Common Stock, will, upon issue, be fully paid and nonassessable and not entitled to any preemptive rights.

          IV. Liquidation Rights.

          In the event of any dissolution, liquidation or winding up of the affairs of the corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the corporation, the holders of each series of Preferred Stock shall be entitled to receive, out of the net assets of the corporation, an amount for each share equal to the amount fixed and determined by the Board of Directors in any resolution or resolutions providing for the issuance of any particular series of Preferred Stock, plus an amount equal to all dividends (whether or not earned or declared) accrued and unpaid on shares of such series to the date fixed for distribution, and no more, before any of the assets of the corporation shall be distributed or paid over to the holders of Class A Common Stock or Class B Common Stock. After payment in full of said amounts to the holders of Preferred Stock of all series, the remaining assets and funds of the corporation shall be divided among and paid ratably to the holders of Class A Common Stock and Class B Common Stock (including those persons who shall become holders of Class A Common Stock by reason of the conversion of their shares of Class B Common Stock) as a single class. If, upon such dissolution, liquidation or winding up, the assets of the corporation distributable as aforesaid among the holders of Preferred Stock of all series shall be insufficient to permit full payment to them of said preferential amounts, then such assets shall be distributed among such holders, first in the order of their respective preferences, and second, as to such holders who are next entitled to such assets and who rank equally with regard to such assets, ratably in proportion to the respective total amounts which they shall be entitled to receive. A merger or consolidation of the corporation with or into any other corporation or a sale or conveyance of all or any part of the assets of the corporation (which shall not in fact result in the liquidation of the corporation and the distribution of assets to stockholders) shall not be deemed to be a voluntary or involuntary liquidation or dissolution or winding up of the corporation within the meaning of this Section IV.

          V. Reclassifications, Etc.

          Neither the Class A Common Stock nor the Class B Common Stock may be subdivided, consolidated, reclassified or otherwise changed unless contemporaneously therewith the other class of shares is subdivided, consolidated, reclassified or otherwise changed in the same proportion and in the same manner.

          VI. Mergers, Consolidations, Etc.

          In any merger, consolidation or business combination of the corporation with or into another corporation, whether or not the corporation is the surviving corporation, the consideration per share to be received by holders of either Class A Common Stock or Class B Common Stock in such merger, consolidation or business combination must be identical to that received by holders of the other class of common stock, except that in any such transaction in which shares of capital stock are distributed, such shares may differ as to voting rights to the extent and only to the extent that the voting rights of the Class A Common Stock and Class B Common Stock differ as provided herein.

          VII. Rights or Warrants.

          In case the corporation shall issue rights or warrants to purchase shares of capital stock of the corporation, the terms of the rights and warrants, and the number of rights or warrants per share, to be received by holders of either Class A Common Stock or Class B Common Stock must be identical to that received by holders of the other class of common stock, except that the shares of capital stock into which such rights or warrants are exercisable may differ as to voting rights to the extent and only to the extent that the voting rights of the Class A Common Stock and Class B Common Stock differ as provided herein.

     B. Preferred Stock.

          I. Authority is hereby expressly vested in the Board of Directors to adopt from time to time a resolution or resolutions providing for the issuance of Preferred Stock. Preferred Stock may be issued in one or more series and may be with such voting powers, full or limited, or without voting powers, and with such designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors pursuant to authority expressly vested in it by these provisions.

          II. Any Preferred Stock or series thereof may be made subject to redemption at such time or times and at such price or prices as shall be stated and expressed in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors as hereinabove provided.

          III. The holders of Preferred Stock or of any series thereof shall be entitled to receive dividends at such rates, on such conditions and at such times as shall be stated and expressed in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors as hereinabove provided, payable in preference to, or in such relation to, the dividends payable on any other class or classes or of any other series of stock, and cumulative or noncumulative as shall be so stated and expressed.

          IV. The holders of Preferred Stock or of any class or of any series thereof shall be entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the corporation as shall be stated and expressed in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors as hereinabove provided.

          V. Any Preferred Stock of any class or of any series thereof may be made convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or of any other class or classes of stock of the corporation, or shares of any class or series of stock of any other corporation, at such price or prices or at such rates of exchange and with such adjustments as shall be stated and expressed in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors as hereinabove provided.

     FIFTH: The management of the business and the conduct of the affairs of the corporation, including the election of the Chairman, if any, the President, the Treasurer, the Secretary, and other principal officers of the corporation, shall be vested in its Board of Directors. The number of directors of the corporation shall be fixed by the By-Laws of the corporation and may be altered from time to time as provided therein. A director shall be elected to hold office until the expiration of the term for which such person is elected, and until such person's successor shall be duly elected and qualified.

     SIXTH:  The name and mailing  address of the  incorporator  are as follows:
Frederic L. Lightman, Seven Hanover Square, New York, New York 10004.

     SEVENTH: Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders of class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

     EIGHTH: The original By-Laws of the corporation shall be adopted by the incorporator. Thereafter, the power to make, alter, or repeal the By-Laws, and to adopt any new By-Law, shall be vested in the Board of Directors and the stockholders entitled to vote in the election of directors.

     NINTH: The corporation shall, to the fullest extent permitted by Section 145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented, or by any successor thereto, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section. Such right to indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person. The indemnification provided for herein shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any By-Law, agreement, vote of stockholders or disinterested directors or otherwise.

     TENTH: No contract or transaction between the corporation and one or more of its directors or officers, or between the corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if:

          (A) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

          (B) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

          (C) The contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof, or the stockholders.

     Common or interested directors may be counted in the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.



Executed at New York, New York on December 2, 1985.



                                                /s/ Fredric L. Lightman
                                                Fredric L. Lightman
                                                Incorporator



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